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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Avid Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Avid Technology, Inc.

Avid Technology Park
One Park West
Tewksbury, Massachusetts 01876

Notice of 2008 Annual Meeting of Stockholders to be Held on Wednesday, May 21, 2008

        The 2008 Annual Meeting of Stockholders of Avid Technology, Inc. will be held on Wednesday, May 21, 2008 at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts at 10:00 a.m., local time, to consider and act upon the following matters:

  1.
  To elect two Class III Directors to serve for three-year terms.

  2.
  To approve an amendment to our Second Amended and Restated 1996 Employee Stock Purchase Plan to increase from 1,700,000 to 2,500,000 the number of shares of common stock authorized for issuance under the plan.

  3.
  To approve our Amended and Restated 2005 Stock Incentive Plan.

  4.
  To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.

        The foregoing items of business are more fully described in the proxy statement for the annual meeting. In addition to the proxy statement, our proxy materials include our Annual Report to Stockholders for 2007, which contains consolidated financial statements and other information of interest to stockholders.

        We are making our proxy materials available over the Internet this year in accordance with new rules issued by the Securities and Exchange Commission. Most stockholders will receive a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. The notice will include instructions for accessing the proxy materials over the Internet or requesting a paper copy of the proxy materials by mail.

        Stockholders of record at the close of business on March 25, 2008 are entitled to notice of and to vote at the annual meeting or any adjournment of the annual meeting. We cordially invite all stockholders to attend the annual meeting.

By Order of our Board of Directors,
PAIGE PARISI Secretary
Tewksbury, Massachusetts April 7, 2008

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL SUBMIT YOUR PROXY AS SOON AS POSSIBLE. IF YOU RECEIVED A NOTICE OF THE INTERNET AVAILABILITY OF THE PROXY MATERIALS, YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL, YOU MAY SUBMIT YOUR PROXY BY MAIL BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

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Avid Technology, Inc.

Avid Technology Park
One Park West
Tewksbury, Massachusetts 01876

Proxy Statement for the 2008 Annual Meeting of Stockholders
to be Held on Wednesday, May 21, 2008

        We are furnishing this proxy statement to you in connection with the solicitation of proxies by our board of directors for use at our 2008 Annual Meeting of Stockholders and at any adjournments of the annual meeting. The annual meeting will be held at 10:00 a.m., local time, on May 21, 2008 at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying notice of the annual meeting.

        We are making the notice of the annual meeting, this proxy statement, the proxy card or form, and our 2007 Annual Report to Stockholders available to our stockholders over the Internet or by mail on or about April 7, 2008.

Internet Availability of Proxy Materials

        We are making our proxy materials available over the Internet this year in accordance with new rules issued by the Securities and Exchange Commission, or the SEC. Many stockholders will receive a notice of the Internet availability of the proxy materials instead of a paper copy. The notice includes instructions for accessing the proxy materials over the Internet or requesting a paper copy of the proxy materials by mail. The notice also includes instructions on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

        Some of our stockholders, including stockholders who have previously requested a paper copy of the proxy materials and some of our stockholders who are living outside of the United States, will receive a paper copy of the proxy materials in lieu of the notice of Internet availability described above.

Instructions for Voting by Proxy

        You may vote your shares by proxy using one of the following methods:

  •
  Over the Internet.  If you received a notice of the Internet availability of the proxy materials, you may submit your proxy over the Internet by following the instructions on the notice.

  •
  By Mail.  If you received a paper copy of a proxy card by mail, you may submit your proxy by completing, signing and dating the proxy card and mailing it in the accompanying pre-addressed envelope (or you may submit your proxy over the Internet by following the instructions on the proxy card).

        You may revoke your proxy at any time before its exercise by re-voting over the Internet, delivering a written revocation or a subsequently dated proxy card to our Secretary, or voting in person at the annual meeting. If you submit multiple proxies, the last proxy received by us will be the proxy used for purposes of the annual meeting. Voting by proxy will not affect your right to attend the annual meeting and vote in person should you so choose. If, however, you are a beneficial stockholder, you must obtain a legal proxy from the record holder to vote in person.

        If you receive more than one notice or more than one paper copy of the proxy materials, including multiple proxy cards, in order to vote all of your shares by proxy, you must separately vote over the Internet the shares represented by each notice that you receive or complete, sign, date and return each proxy card that you receive. You may receive more than one notice or more than one proxy card if, for example, you hold shares in more than one brokerage account or you are a stockholder of record and hold shares registered in more than one name.

Voting Securities and Votes Required

        At the close of business on March 25, 2008, the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting, there were outstanding and entitled to vote an aggregate of 37,241,822 shares of our common stock, $0.01 par value per share. Stockholders are entitled to one vote per share.

        Shares of common stock represented in person or by proxy (including shares that abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the annual meeting. The holders of a majority of the shares of our issued and outstanding common stock entitled to vote at the annual meeting constitute a quorum. The affirmative vote of the holders of a plurality of the shares of common stock present or represented and voting at the annual meeting is required for the election of the Class III Directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting at the annual meeting is required to approve the amendment to our Second Amended and Restated 1996 Employee Stock Purchase Plan, to approve our Amended and Restated 2005 Stock Incentive Plan and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.

        Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, or broker non-votes, will not be counted as votes in favor of that matter, and also will not be counted as votes cast or shares voting on that matter. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes will not affect the voting on any of the matters under consideration by the stockholders. Abstentions and broker non-votes will, however, be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.

Costs of Soliciting Proxies

        We will bear all costs for this solicitation of proxies. Our directors, officers and employees may solicit proxies by mail, telephone, email, facsimile or personally without additional compensation. We are requesting that brokers, custodians and fiduciaries forward the notice of the Internet availability of the proxy materials or, as applicable, copies of the proxy materials to the owners of shares of common stock that they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of these materials.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

  •
  each of our directors;

  •
  each executive officer named in the Summary Compensation Table for Fiscal Years 2006 and 2007 set forth below; and

  •
  all of our directors and executive officers as a group.

        Except as otherwise noted, information in the following table is as of February 29, 2008. The number of shares beneficially owned by each person or entity is calculated pursuant to rules promulgated by the SEC. Under those rules, a person or entity is considered to beneficially own all shares for which the person or entity has sole or shared voting or investment power, and all shares that the person or entity has the right to acquire within 60 days after February 29, 2008.

Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Common Stock Outstanding(1)(2)
5% Stockholders
Blum Capital Partners, L.P.(3) 909 Montgomery Street, Suite 400 San Francisco, CA 94133	6,859,442	18.2%
Columbia Wanger Asset Management, L.P.(4) 227 West Monroe Street, Suite 3000 Chicago, IL 60606	6,124,300	16.2%
Private Capital Management, L.P.(5) 8889 Pelican Bay Boulevard Naples, FL 34108	5,166,023	13.7%
T. Rowe Price Associates, Inc.(6) 100 East Pratt Street Baltimore, MD 21202	3,611,160	9.6%
PRIMECAP Management Company(7) 225 South Lake Avenue, #400 Pasadena, CA 91101	3,108,408	8.2%
Barclays Global Investors, NA(8) 45 Fremont Street San Francisco, CA 94105	2,032,526	5.4%
Directors and Officers
George H. Billings(9)	30,000	*
Elizabeth M. Daley(9)	20,000	*
John V. Guttag(10)	43,000	*
Nancy Hawthorne(9)	62,689	*
Louis Hernandez, Jr.	0	*
Youngme E. Moon(9)	20,000	*
John H. Park(3)(11)	6,859,442	18.2%
Gary G. Greenfield(12)	106,250	*
David A. Krall(13)	0	*
Joel E. Legon(14)	16,810	*
Paul J. Milbury(15)	45,625	*
David M. Lebolt(16)	70,432	*
Sharad Rastogi(17)	80,727	*
Graham Sharp(18)	50,212	*
All directors and executive officers as a group (twenty persons)(19)	7,439,079	19.5%

*
Less than 1%

(1)
The inclusion of any shares of common stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. Unless otherwise indicated, each person or entity has sole voting or dispositive power with respect to the shares identified as being beneficially owned by that person or entity.

(2)
Percentage ownership calculations are based on 37,751,667 shares of common stock outstanding as of February 29, 2008. Any shares that a person or entity has the right to acquire within 60 days after February 29, 2008 are deemed to be outstanding for the purpose of calculating the percentage of outstanding common stock owned by that person or entity, but not for the purpose of computing the percentage ownership of any other person or entity.

(3)
Beneficial ownership as of December 31, 2007, as reported in a Form 4 Statement of Changes in Beneficial Ownership of Securities filed with the SEC on January 3, 2008 by Blum Capital Partners, L.P. ("Blum LP"), Richard C. Blum & Associates, Inc. ("RCBA Inc."), Blum Strategic GP III, L.L.C. ("Blum GP III"), Blum Strategic GP III, L.P. ("Blum GP III LP"), and Saddlepoint Partners GP, L.L.C. ("Saddlepoint GP") (collectively, the "Blum Reporting Persons"). The Blum Reporting Persons beneficially own the following:

  •
  2,612 shares of common stock directly owned by Blum LP. These shares may be deemed to be indirectly owned by RCBA Inc. RCBA Inc. disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

  •
  2,254,790 shares of common stock held by Blum LP and RCBA Inc. on behalf of the limited partnerships for which Blum LP serves as the general partner, or on behalf of an entity for which Blum LP serves as investment advisor. Blum LP and RCBA Inc. disclaim beneficial ownership of these shares except to the extent of any pecuniary interest therein.

  •
  4,100,000 shares of common stock held by Blum GP III LP and Blum GP III on behalf of the limited partnership for which Blum GP III LP serves as the general partner. Both Blum GP III LP and Blum GP III disclaim beneficial ownership of these shares except to the extent of any pecuniary interest therein.

  •
  329,840 shares of common stock held by Saddlepoint GP, Blum LP and RCBA Inc. on behalf of a partnership for which Saddlepoint GP serves as the general partner. Saddlepoint GP, Blum LP and RCBA Inc. disclaim beneficial ownership of these shares except to the extent of any pecuniary interest therein.

  •
  86,100 shares of common stock that are legally owned by The Nuclear Decommissioning Trust of Dominion Nuclear Connecticut, Inc. and 86,100 shares of common stock that are legally owned by Virginia Electric and Power Company Qualified Nuclear Decommissioning Trust (collectively, the "Investment Advisory Clients"), with respect to which Blum LP has voting and investment power. Each Investment Advisory Client disclaims membership in a group with any Blum Reporting Person. Blum LP, a registered investment advisor, has voting and investment discretion with respect to the shares owned by the Investment Advisory Clients, but no Blum Reporting Person has a pecuniary interest in any of the shares held by the Investment Advisory Clients reportable under Section 16 of the Securities Exchange Act of 1934, as amended.

(4)
Beneficial ownership as of December 31, 2007, as reported in an amendment to a Schedule 13G filed with the SEC on January 24, 2008 by Columbia Wanger Asset Management, L.P. ("Columbia Wanger") and Columbia Acorn Trust ("CAT"), a Massachusetts business trust that is advised by Columbia Wanger. Approximately 81% of the shares of common stock beneficially owned by Columbia Wanger are shares held by CAT.

(5)
Beneficial ownership as of December 31, 2007, as reported in an amendment to a Schedule 13G filed with the SEC on February 14, 2008 by Private Capital Management, L.P. ("PCM"). The shares beneficially owned by PCM include 5,057,823 shares of common stock held by clients of PCM who have delegated proxy voting authority to PCM and with respect to which PCM has shared voting and dispositive power. PCM disclaims beneficial ownership of shares over which it has dispositive power and disclaims the existence of a group.

(6)
Beneficial ownership as of December 31, 2007, as reported in an amendment to a Schedule 13G filed with the SEC on February 13, 2008 by T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Mid-Cap Growth Fund, Inc. ("TRPMC"). These securities are owned by various individual and institutional investors, including TRPMC (which owns 2,200,000 shares, representing 5.8% of the shares outstanding as of February 29, 2008), for which Price Associates serves as investment advisor with power to direct investment and/or power to vote the securities. Price Associates has sole voting power with respect to 574,134 of the shares it beneficially owns. TRPMC does not have sole or shared dispositive power with respect to any of the shares it beneficially owns. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates is deemed the beneficial owner of the listed securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(7)
Beneficial ownership as of December 31, 2007, as reported in an amendment to a Schedule 13G filed with the SEC on February 14, 2008 by PRIMECAP Management Company ("PRIMECAP"). PRIMECAP has sole voting power with respect to 930,808 of the shares of common stock it beneficially owns.

(8)
Beneficial ownership as of December 31, 2007, as reported in an amendment to a Schedule 13G filed with the SEC on January 22, 2008 by Barclays Global Investors, NA ("BGINA"), Barclays Global Fund Advisors ("BGFA") and Barclays Global Investors, Ltd. ("BGIL"). Of the 842,585 shares of common stock BGINA beneficially owns, it has sole voting power with respect to 734,823 shares. Of the 1,154,175 shares of common stock BGFA beneficially owns, it has sole voting power with respect to 865,509 shares. Of the 35,766 shares of common stock BGIL beneficially owns, it does not have sole or shared voting power with respect to any of those shares.

(9)
Consists of shares of common stock issuable upon the exercise of stock options.

(10)
Consists of 40,000 shares of common stock issuable upon the exercise of stock options and 3,000 shares of common stock held by a limited liability company of which Dr. Guttag is the managing member.

(11)
Consists of shares beneficially owned by the Blum Reporting Parties (see footnote (3)). Mr. Park is a Partner of Blum Capital Partners, L.P. Mr. Park disclaims beneficial ownership of the shares of common stock held by the Blum Reporting Parties, except to the extent of his proportionate pecuniary interest in those shares.

(12)
Consists of 100,000 shares of restricted common stock that are subject to a repurchase right held by our company and 6,250 shares issuable upon the exercise of stock options.

(13)
Mr. Krall resigned as our President and Chief Executive Officer effective July 31, 2007.

(14)
Includes 6,463 shares of restricted common stock that are subject to a repurchase right held by our company and 7,712 shares issuable upon the exercise of stock options or the vesting of restricted stock units.

(15)
Consists of shares issuable upon the exercise of stock options. Mr. Milbury resigned as our Vice President and Chief Financial Officer effective March 2, 2007.

(16)
Includes 67,775 shares issuable upon the exercise of stock options or the vesting of restricted stock units.

(17)
Includes 78,162 shares issuable upon the exercise of stock options or the vesting of restricted stock units.

(18)
Includes 48,657 shares issuable upon the exercise of stock options or the vesting of restricted stock units.

(19)
Includes 106,463 shares of restricted common stock that are subject to a repurchase right held by our company and 459,222 shares issuable upon the exercise of stock options or the vesting of restricted stock units.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors, executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in ownership on a Form 4 or a Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of copies of reports filed by the persons required to file such reports and written representations from those persons, we believe that all filing requirements of Section 16(a) were satisfied with respect to the year ended December 31, 2007.

PROPOSAL 1—ELECTION OF DIRECTORS

Proposal Summary

        Our board of directors is divided into three classes, designated as Class I, Class II and Class III Directors, with one class elected each year. Members of each class hold office for a three-year term. Our board of directors currently consists of eight members, three of whom are Class I Directors, two of whom are Class II Directors and three of whom are Class III Directors. Two of our Class III Directors have been nominated by our board of directors for re-election at our annual meeting this year for terms expiring at our 2011 annual meeting.

        The persons named in the proxy card or form will vote to elect Elizabeth M. Daley and Youngme E. Moon as Class III Directors, unless authority to vote for the election of either or both of the nominees is withheld. Each nominee has indicated her willingness to serve if elected, but if any of the nominees should be unable or unwilling to serve, proxies may be voted for substitute nominee(s) designated by our board of directors.

        John V. Guttag, currently a Class III Director, is not standing for re-election at the annual meeting. Our board of directors is searching for a candidate to fill the vacancy that will be created following Dr. Guttag's departure from the board after the annual meeting. Stockholders may vote by proxy to elect no more than two persons to the board of directors at the annual meeting.

        Our corporate governance guidelines provide that directors are expected to attend our annual meeting of stockholders. All of our directors attended our 2007 annual meeting of stockholders.

Board Recommendation

        Our board of directors recommends that our stockholders vote "FOR" the election of Drs. Daley and Moon as Class III Directors.

Directors

        Set forth below regarding each continuing director and each nominee is his or her name, age as of March 31, 2008, principal occupation, and business experience during at least the past five years; all positions he or she holds with us, if any; the names of other publicly held corporations for which he or she serves as a director; and the year during which he or she first became a member of our board of directors. There are no family relationships among any of our directors and executive officers.

Nominees

  Class III Directors (Terms to expire at our 2011 annual meeting)

        Elizabeth M. Daley, 65, became a director in February 2005. Dr. Daley has been Dean of the School of Cinematic Arts at the University of Southern California since 1991.

        Youngme E. Moon, 43, became a director in September 2005. Dr. Moon has been a professor at Harvard Business School since 1998. Prior to that, Dr. Moon was a professor at the Massachusetts Institute of Technology.

Continuing Members of our Board of Directors

  Class I Directors (Terms to expire at our 2009 annual meeting)

        George H. Billings, 57, became a director in March 2004. Since 1987, Mr. Billings has been the President of Billings & Co., a management consulting firm focused on the wireless communications and related industries. Mr. Billings also served as Chief Operating Officer from March 1998 to June 1998, and as Chief Executive Officer from June 1998 to May 1999, of Silicon Wireless, Ltd., a developer of wireless communications technology. Previously, Mr. Billings served first as the Chief Operating Officer and later as Vice Chairman of Radio Movil Digital Americas, Inc., a wireless dispatch communications company; as General Manager of the Washington-Baltimore Cellular Telephone Company Partnership (d/b/a Cellular One), a telecommunications company; and as Vice President of Corporate Development of the Communications Satellite Corporation, a global telecommunications company.

        Nancy Hawthorne, 56, became a director in October 1997 and became our lead independent director in January 2008. Ms. Hawthorne served as our Interim Chief Executive Officer from July 2007 to December 2007 and as our Interim President in December 2007. Since August 2001, Ms. Hawthorne has served as Chair and Chief Executive Officer of Clerestory, LLC, a financial advisory and investment firm. Prior to that, Ms. Hawthorne served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Treasurer and Chief Financial Officer of Continental Cablevision, a cable television company. Ms. Hawthorne also serves as a director of the Metropolitan Series Fund, Inc., a mutual fund established by the Metropolitan Life Insurance Company.

        John H. Park, 40, became a director in June 2007. Mr. Park has been a Partner of Blum Capital Partners, L.P., a private equity firm, since May 2004. Prior to joining Blum Capital Partners, Mr. Park spent 11 years with Columbia Wanger Asset Management, L.P., where he was a Partner and the Portfolio Manager of the Columbia Acorn Select Fund and a Co-Portfolio Manager of the Columbia Acorn Fund. Mr. Park serves as a director of eResearch Technology, Inc., a provider of technology-based products and services to the pharmaceutical and biotechnology industries.

  Class II Directors (Term to expire at our 2010 annual meeting)

        Gary G. Greenfield, 53, has served as Chairman of our board of directors and Chief Executive Officer since December 2007. Prior to joining us, Mr. Greenfield served as Chief Executive Officer of GXS, Inc., a provider of business-to-business integration, synchronization and collaboration solutions, from December 2003 to December 2007. He also served as an Operating Partner with Francisco Partners, a technology-focused private equity firm, during the same period. Previously, Mr. Greenfield served as Chief Executive Officer of Peregrine Systems, Inc., an infrastructure management software company, from June 2002 to August 2003, and, prior to that, as President and Chief Executive Officer of Merant PLC, a provider of software solutions for enterprise change management.

        Louis Hernandez, Jr., 41, became a director in February 2008. Mr. Hernandez has served as Chairman of the board of directors of Open Solutions Inc., a provider of enterprise-wide enabling technologies for the financial services marketplace, since March 2000 and as its Chief Executive Officer since November 1999. From January 1998 to November 1999, Mr. Hernandez served as Executive Vice President of RoweCom Inc., an electronic commerce software vendor. Mr. Hernandez served as RoweCom's Chief Financial Officer between February 1997 and November 1999. Prior to joining RoweCom, Mr. Hernandez served as the Chief Financial Officer and Corporate Secretary for U.S. Medical Instruments, Inc., a high technology medical device company, and worked in the business and advisory services group of Price Waterhouse LLP, an accounting firm. Mr. Hernandez serves as a director of HSBC Finance Corporation.

Director Candidates

        The process followed by our nominating and governance committee to identify and evaluate director candidates consists of reviewing recommendations from members of our board of directors and others (including stockholders), evaluating biographical and background information relating to potential candidates and interviewing potential candidates.

        In considering whether to recommend a particular candidate for inclusion in our board of directors' slate of recommended director nominees, our nominating and governance committee considers the criteria set forth in our corporate governance guidelines. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, age, experience, and commitment to participate as a director, as well as the diversity of our board and conflicts of interest that would impair the candidate's ability to act in the interests of all stockholders. Our nominating and governance committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for any prospective nominee. Our nominating and governance committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

        Stockholders may recommend an individual to our nominating and governance committee for consideration as a potential director candidate by submitting the individual's name, together with information regarding the individual's background, qualifications and experience, to the Nominating and Governance Committee, c/o Secretary, Avid Technology, Inc., Avid Technology Park, One Park West, Tewksbury, Massachusetts 01876, or by email to Avid_Secretary@avid.com.

        Assuming that appropriate biographical and background material has been provided on a timely basis, our nominating and governance committee will evaluate stockholder-recommended candidates by substantially following the same process, and considering the same criteria, as it follows for candidates submitted by others. If our board of directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy materials for the next annual meeting.

Communicating with our Board of Directors

        Our board of directors will give appropriate attention to written communications that are submitted by our stockholders, and will respond if and as appropriate. The Chairman of our board of directors, with the assistance of our General Counsel, is primarily responsible for communications with stockholders and for providing copies or summaries of those communications to the other directors. Stockholders who wish to send communications on any topic to our board of directors should address those communications to the Board of Directors, c/o Secretary, Avid Technology, Inc., Avid Technology Park, One Park West, Tewksbury, Massachusetts 01876, or by email to Avid_Secretary@avid.com.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

        Our company uses a combination of cash and equity-based compensation to attract and retain candidates to serve on our board of directors. We compensate outside directors only for their service on our board of directors. An outside director is a member of our board of directors who is not (i) an employee of our company or any subsidiary of our company, (ii) a significant stockholder, meaning the beneficial owner of 10% or more of our outstanding common stock, or (iii) a stockholder, member or partner of a significant stockholder. Gary G. Greenfield, our Chairman and Chief Executive Officer, and John H. Park, a partner of a significant stockholder of our company, are not outside directors and therefore, do not receive any compensation for their service on our board of directors. Nancy Hawthorne, an outside director, also served as our Interim Chief Executive Officer from July 31, 2007 to December 19, 2007 and our Interim President from December 19, 2007 to December 31, 2007. During that period, she did not receive any compensation for her service as a director.

Cash Compensation for Outside Directors

        Cash compensation for outside directors takes effect July 1st of each year. Our board of directors met in May 2007 to review and determine compensation for outside directors and decided not to increase any cash compensation for our outside directors other than increasing the annual fee paid to the chair of our audit committee from $15,000 to $20,000 and the chair of our compensation committee from $10,000 to $20,000. Our compensation committee made this determination after reviewing benchmarking data provided by its independent compensation consultant and concluding that the outside directors' overall compensation package remained competitive with the Avid Peer Group and the Published Industry Survey Data as described below under "Use of Benchmarking Data." Our board elected to increase the fees paid to the chair of our audit and compensation committees due to the additional burdens placed on those individuals due to the Sarbanes-Oxley Act and other rules and regulations. As a result, in 2007, we paid:

  •
  each outside director an annual fee of $45,000;

  •
  each outside director who served on (i) the audit committee an annual fee of $5,000, (ii) the compensation committee an annual fee of $3,000, and (iii) the nominating and governance committee an annual fee of $3,000;

  •
  the chair or lead independent director of our board of directors an annual fee of $30,000;

  •
  the chair of our audit committee an annual fee of $15,000, prorated for the first six months of 2007, and an annual fee of $20,000, prorated for the second six months of 2007;

  •
  the chair of our compensation committee an annual fee of $10,000, prorated for the first six months of 2007, and an annual fee of $20,000, prorated for the second six months of 2007; and

  •
  the chair of our nominating and governance committee an annual fee of $10,000.

        On January 2, 2008, Ms. Hawthorne became lead independent director of our board.

        In 2007, we did not pay our outside directors any fees for attending meetings.

Equity Compensation for Outside Directors

        In addition to the cash compensation described above, outside directors are entitled to receive equity compensation under our 1993 Director Stock Option Plan, as amended, or our 2005 Stock Incentive Plan, as amended. Our compensation committee reviews equity compensation for outside directors annually and submits its recommendations to the full board for consideration and approval.

        Under our 1993 Director Stock Option Plan, each outside director is entitled to receive an option to purchase 10,000 shares of common stock upon his or her initial election to our board of directors. In addition, each outside director receives an option to purchase 10,000 shares of common stock on the date of each annual meeting of stockholders if the director has then served a minimum of six months on our board of directors.

        Under our 2005 Stock Incentive Plan, our outside directors may receive equity compensation subject to the following maximum grant levels:

  •
  upon election to our board of directors, a stock option for up to 15,000 shares of common stock or a restricted stock award or a restricted stock unit award for up to 7,500 shares of common stock; and

  •
  annually on the date of our annual meeting, if the outside director has served a minimum of six months on our board of directors, a stock option for up to 15,000 shares of common stock or a restricted stock award or a restricted stock unit award for up to 7,500 shares of common stock.

In each case, an outside director may receive a combination of awards so long as the aggregate number of shares subject to each award does not exceed 15,000 shares of common stock. Each share of common stock subject to a restricted stock award or a restricted stock unit award is considered two shares of common stock for the purpose of this limitation. Additionally, our board of directors has determined that any grant under the 1993 Director Stock Option Plan to an outside director will be included in the limits applicable to awards granted under the 2005 Stock Incentive Plan.

        Grants to outside directors of stock options are at an exercise price per share equal to the closing price of our common stock on NASDAQ on the date of grant. Grants to outside directors of stock options upon their initial election to our board of directors vest in full 12 months from the date of grant. Annual grants to outside directors of stock options vest in full on the earlier of 12 months from the date of grant or immediately prior to the next annual meeting of our stockholders following the date of grant, unless otherwise specified in the applicable option agreement. Awards of restricted stock and restricted stock units granted under our 2005 Stock Incentive Plan may vest no sooner than one-third of such award per year. Stock options granted under our 1993 Director Stock Option Plan have a term of six years, while those granted under our 2005 Stock Incentive Plan have a term of ten years. Our board of directors has approved the amendment and restatement of our 2005 Stock Incentive Plan, subject to stockholder approval. If our stockholders approve the amendment and restatement of our 2005 Stock Incentive Plan, awards of restricted stock and restricted stock units to our outside directors after the date of our 2008 annual meeting will vest on the first anniversary of the date of grant. In addition, option grants to outside directors after the date of our 2008 annual meeting will have a seven-year term rather than a ten-year term. For more information on the Amended and Restated 2005 Stock Incentive Plan, see "Proposal 3—Approval of our Amended and Restated 2005 Stock Incentive Plan." Stock options granted under the 1993 Director Stock Option Plan become exercisable in full upon a change-in-control, as that term is defined in the 1993 Director Stock Option Plan.

        During 2007, each of our outside directors was granted an option to purchase 10,000 shares of common stock under our 1993 Director Stock Option Plan at an exercise price of $32.70, equal to the closing price of our common stock on NASDAQ on the date of grant, May 16, 2007.

Changes to 2008 Compensation for Outside Directors

        In February 2008, our board of directors approved changes to the compensation for our outside directors. Effective July 1, 2008, each of our outside directors will be paid a fee of $3,000 for each board and committee meeting attended, and the chair or lead independent director of the board and the chair of each committee will be paid a fee of $6,000 for each meeting attended. In addition, the annual fee paid to the chair or lead independent director of our board will be $75,000, and the annual fee for the chair of each of our audit, compensation, and nominating and governance committees will be $25,000, $15,000 and $15,000, respectively. Outside directors who serve on each of the compensation, and nominating and governance committees will be paid an annual fee of $5,000 and outside directors who serve on the audit committee will be paid an annual fee of $7,500. Outside directors will continue to be paid an annual fee of $45,000 for their service on our board of directors.

        Our board of directors also approved a one-time cash payment to be made to our outside directors as of May 21, 2008 who received an annual grant of stock options in 2007 under our 1993 Director Stock Option Plan that had six-year terms. Our board of directors determined that these stock options should have had ten-year terms consistent with the annual stock options granted in 2006 to our outside directors under our 2005 Stock Incentive Plan. As a result, our board of directors approved a cash payment of $41,158 to each of George H. Billings, Elizabeth M. Daley, John V. Guttag, Nancy

Hawthorne and Youngme E. Moon. Dr. Moon also received an initial stock option grant with a six-year term that our board of directors determined should have had a ten-year term. As a result, Dr. Moon will receive an additional payment of $54,985. The payments were calculated by taking the difference between the Black-Scholes grant date fair value of the stock options assuming a ten-year term and the Black-Scholes grant date fair value of the stock options assuming a six-year term.

        Our board of directors also approved changes to the equity compensation for our outside directors, subject to stockholder approval of our Amended and Restated 2005 Stock Incentive Plan. On May 21, 2008, the date of our 2008 annual meeting, each of our outside directors who has served a minimum of six months on our board of directors will receive 1,000 restricted stock units and a stock option to purchase 7,000 shares of common stock under our Amended and Restated 2005 Stock Incentive Plan. The stock options will have an exercise price equal to the closing price of our common stock on NASDAQ on the date of grant and will have a seven-year term. The restricted stock units and the stock options will vest in full on the first anniversary of the date of grant. In the event our stockholders do not approve the Amended and Restated 2005 Stock Incentive Plan, our board of directors will reconsider alternative proposals for equity compensation for outside directors.

Stock Ownership Guidelines for Outside Directors

        Stock ownership guidelines for our outside directors were adopted by our board of directors and became effective on May 24, 2006 to further align the interests of our outside directors with those of our stockholders. Under the guidelines our outside directors are expected to hold the following number of shares of common stock:

  •
  at least 10,000 shares of common stock one year after the later of May 24, 2006 or the date the director first receives an initial stock option grant; and

  •
  at least 20,000 shares of common stock three years after the later of May 24, 2006 or the date the director first receives an initial stock option grant.

        For purposes of these guidelines, stock ownership includes:

  •
  restricted stock and restricted stock units;

  •
  shares held in a brokerage account in the name of the director; and

  •
  shares underlying fully-vested stock options.

        A director who fails to comply with these stock ownership guidelines will be required to retain all future awards of equity compensation made by us until the thresholds are achieved.

        All of our outside directors, other than Louis Hernandez, Jr. who joined our board of directors on February 27, 2008, have met our stock ownership guidelines. See "Security Ownership of Certain Beneficial Owners and Management" above for more detailed information on the beneficial ownership of our directors.

Non-Qualified Deferred Compensation for Outside Directors

        Our outside directors are eligible to participate in our non-qualified deferred compensation plan, which was established to provide participants with the opportunity to defer the receipt of all or a portion of their director fees. See "Non-Qualified Deferred Compensation" on page 38 below for a discussion of our non-qualified deferred compensation plan.

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2007

        The following table sets forth a summary of the compensation we paid to our directors for service on our board in 2007. Ms. Hawthorne, a member of our board of directors, is not listed in the table below because in 2007 she also served as our Interim Chief Executive Officer from July 31, 2007 to December 19, 2007 and as our Interim President from December 19, 2007 to December 31, 2007, and is therefore also a Named Executive Officer. Mr. Greenfield is also a Named Executive Officer, and, for this reason, is not listed in the following table. All of Ms. Hawthorne's and Mr. Greenfield's compensation information for 2007 is reported in the Summary Compensation Table for Fiscal Years 2006 and 2007 below.

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	All Other Compensation(3)	Total
George H. Billings	$67,625	$133,343	—	$200,968
Elizabeth M. Daley	$54,753	$133,343	—	$188,096
John V. Guttag	$59,150	$133,343	$4,009	$196,502
Louis Hernandez, Jr.(4)	—	—	—	—
Pamela F. Lenehan(5)	$77,073	$311,350	$8,911	$397,334
Youngme E. Moon	$54,125	$133,343	—	$187,468
John H. Park(6)	—	—	—	—

(1)
For purposes of determining outside director compensation, the term of office for outside directors begins in July and ends the following July, which does not coincide with our January through December fiscal year. Cash amounts included in the table above represent the portion of the annual board/committee member fees and board/committee chair fees earned during our 2007 fiscal year. See "Additional Information About Fees Earned in Fiscal Year 2007" below.

(2)
The amount shown represents the amount of compensation cost that our company recognized for fiscal year 2007 for all options held by each of our outside directors as computed in accordance with Statement of Financial Accounting Standard, or SFAS, No. 123(R) utilizing the modified prospective transition method. In accordance with SFAS No. 123(R), the fair value of each stock option is determined on the date of grant using the Black-Scholes option pricing model. This value is then amortized ratably over the vesting period. See Note L of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007 regarding assumptions underlying valuation of equity awards. The grant date fair value, computed in accordance with SFAS No. 123(R), of stock options granted to each of our outside directors in 2007 was $118,571. The grant date fair value was determined by using the Black-Scholes option pricing model. As of December 31, 2007, each outside director held stock options for the following number of shares: Mr. Billings: 40,000, Dr. Daley: 30,000, Dr. Guttag: 50,000, Ms. Hawthorne: 72,689, Ms. Lenehan: 50,000, and Dr. Moon: 30,000. Mr. Hernandez did not become a member of our board of directors until February 27, 2008.

(3)
The amount listed for Dr. Guttag under "All Other Compensation" represents earnings on non-qualified deferred compensation for 2007. None of our directors earned preferential or above-market earnings on deferred compensation. The amount listed for Ms. Lenehan under "All Other Compensation" represents consulting fees earned in 2007. See footnote (5) below for a summary of the consulting arrangement.

(4)
Mr. Hernandez did not become a member of our board of directors until February 27, 2008.

(5)
Ms. Lenehan resigned from our board of directors on December 21, 2007. In connection with her resignation, our board of directors (i) agreed to accelerate the vesting of an option to purchase 10,000 shares of our common stock that was granted to Ms. Lenehan on May 16, 2007 and was due to vest in full one year from the date of grant; (ii) agreed, upon the request of Ms. Lenehan on or prior to December 21, 2008, to buy back and cancel an option to purchase 10,000 shares of our common stock that was granted to Ms. Lenehan on April 4, 2001 for a price per share equal to the difference between the closing price of our common stock on the date prior to Ms. Lenehan's request and $11.50, the exercise price of such option; and (iii) entered into a consulting agreement with Ms. Lenehan pursuant to which Ms. Lenehan agreed to serve as a consultant to our company until March 31, 2008 for an aggregate fee of $90,000. The compensation costs to our company for the acceleration of the May 16, 2007 option and the buy-back of the April 4, 2001 option were $118,571and $133,624, respectively and are included in the "Option Awards" column above. The portion of the $90,000 consulting fee earned in 2007 is reflected above under "All Other Compensation."

(6)
As noted above, Mr. Park is not an outside director and does not receive compensation for his service on our board.

ADDITIONAL INFORMATION ABOUT FEES EARNED IN FISCAL YEAR 2007

Name	Annual Retainers	Board/Committee Chair Fees	Total
George H. Billings(1)	$53,000	$14,625	$67,625
Elizabeth M. Daley(2)	$54,753	—	$54,753
John V. Guttag(3)	$48,000	$11,150	$59,150
Pamela F. Lenehan(4)	$51,423	$25,650	$77,073
Youngme E. Moon(5)	$49,500	$4,625	$54,125

(1)
Mr. Billings served as a member of our audit committee from January through December 2007 and as chair of that committee from July through December 2007. Mr. Billings also served as a member of the nominating and governance committee from January through December 2007 and as chair of that committee from January to July 2007.

(2)
Dr. Daley served as a member of our audit committee from July through December 2007 and as a member of our compensation committee from January to July 2007 and October through December 2007. Dr. Daley also served as a member of our nominating and governance committee from July through December 2007.

(3)
Dr. Guttag served as a member of our compensation committee from January through December 2007 and as chair of that committee from January to October 2007.

(4)
Ms. Lenehan was elected Chair of our board in May 2007 and served until her resignation from the board of directors in December 2007. Ms. Lenehan also served as a member of our audit committee from January to December 2007 and as chair of that committee from January to July 2007. She also served as a member of our compensation committee from January to October 2007.

(5)
Dr. Moon was a member of our compensation committee from July through December 2007. She also served as a member of the nominating and governance committee from January through December 2007 and as chair of that committee from July through December 2007.

Board of Directors and Committee Meetings

        During 2007, our board of directors met 21 times and acted by written consent twice. Each director was present for at least 75% of the aggregate number of board meetings and meetings held by all committees on which that director then served.

        Our board of directors has established three standing committees, audit, compensation, and nominating and governance, each of which operates under a charter that has been approved by our board of directors. Each committee reviews its charter periodically, and then recommends any proposed revisions to our board of directors for approval. The audit committee charter was last revised in February 2005, the compensation committee charter was last revised in May 2007, and the nominating and governance committee charter was last revised in February 2008. A copy of each committee's charter is available on the corporate governance section of our website at www.avid.com and can be accessed by clicking on "About Us," followed by "Investor Relations" and "Corporate Governance." In addition, a copy of our audit committee charter is attached to this proxy statement as Appendix A.

        Members of each committee are generally elected by our board of directors upon recommendations from our nominating and governance committee. Each of our standing committees is authorized to retain independent legal, accounting and other advisors, and to compensate them for their services.

        Our board of directors has determined that each of Mr. Billings, Dr. Daley, Dr. Guttag, Ms. Hawthorne, Mr. Hernandez, Dr. Moon and Mr. Park is, and Ms. Lenehan who served as a director until December 2007 was, an independent director as defined under NASDAQ rules. Additionally, each of our three standing committees is, and at all times during 2007 was, composed of independent directors as defined by the NASDAQ rules.

  Audit Committee

        The current members of our audit committee are Mr. Billings, Dr. Daley and Mr. Hernandez. Our board of directors has determined that each of Mr. Billings and Mr. Hernandez is an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. In addition, our board of directors has determined that the members of our audit committee meet the additional independence criteria required for audit committee membership under applicable NASDAQ listing standards. Our audit committee's responsibilities include:

  •
  appointing, as well as approving the compensation and assessing the independence of, our independent registered public accounting firm;

  •
  overseeing the work of our independent registered public accounting firm, including reviewing certain reports required to be made to the audit committee by the independent registered public accounting firm;

  •
  overseeing the work of our internal audit function, including approving the internal audit annual plan submitted by the internal auditing staff;

  •
  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  reviewing, approving and ratifying related person transactions;

  •
  monitoring our internal controls over financial reporting, disclosure controls and procedures; and

  •
  meeting independently with our internal auditing staff, our independent registered public accounting firm and management.

        Our audit committee met eight times and acted by written consent twice during 2007.

  Nominating and Governance Committee

        The current members of our nominating and governance committee are Mr. Billings, Ms. Hawthorne, Dr. Moon and Mr. Park. Our nominating and governance committee's responsibilities include:

  •
  identifying individuals qualified to become members of our board of directors;

  •
  recommending to our board of directors persons to be nominated for election as directors and to each of the committees of our board of directors;

  •
  reviewing and making recommendations to our board of directors with respect to management succession planning;

  •
  developing and recommending to our board of directors corporate governance principles; and

  •
  overseeing an evaluation of our board of directors.

        Our nominating and governance committee met ten times and acted by written consent once during 2007.

  Compensation Committee

        The current members of our compensation committee are Dr. Daley, Dr. Guttag, Ms. Hawthorne, Dr. Moon and Mr. Park. Our compensation committee's responsibilities include:

  •
  administering our executive officer compensation program;

  •
  overseeing the development of our compensation plans and policies;

  •
  annually reviewing and approving corporate goals and objectives relevant to the compensation of executive officers;

  •
  overseeing performance evaluations of our executive officers in conjunction with other members of our board of directors;

  •
  administering our equity incentive plans; and

  •
  reviewing and making recommendations to our board of directors with respect to director compensation.

        Our compensation committee met 16 times and acted by written consent four times during 2007.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers is a member of the compensation committee or a director of another corporation or other entity (or serves an equivalent function for another corporation or other entity) that has an executive officer who serves on our board of directors.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

        The purpose of this section of our proxy statement is to provide you with an overview of our executive compensation program, the material decisions we made with respect to each element of our executive compensation program and the material factors that we considered in making those decisions. Throughout this proxy statement, we refer to the individuals who served as our Chief Executive Officer and Chief Financial Officer in 2007, as well as the other executive officers included in the Summary Compensation Table for Fiscal Years 2006 and 2007 below, as our "Named Executive Officers." Following this section of the proxy statement, you will find a series of tables containing specific information about the compensation earned or paid in 2007 to our Named Executive Officers. This section of the proxy statement is designed to put that information into context within our overall executive compensation program.

        There were significant changes in 2007 to our management that affected the list of executive officers who constituted our Named Executive Officers. David A. Krall, our President and Chief Executive Officer since April 2000, resigned effective July 31, 2007. Over the next five months, our compensation committee conducted an extensive search for a new chief executive officer. During that period, one of our directors and the former Chair of our board of directors, Nancy Hawthorne, assumed the role of Interim Chief Executive Officer. Ms. Hawthorne completed her assignment as our Interim Chief Executive Officer in December 2007 when Gary G. Greenfield accepted the position of Chairman and Chief Executive Officer of our company. Ms. Hawthorne also served as our Interim President from December 19, 2007 to December 31, 2007.

        Also, our Vice President and Chief Financial Officer since December 2000, Paul J. Milbury, resigned in March 2007. Our controller at that time, Joel E. Legon became our Acting Chief Financial Officer and subsequently became our Chief Financial Officer in July 2007. In addition, our Chief Technology Officer, Michael Rockwell, resigned in October 2007. Finally, our Vice President of Corporate Development, Sharad Rastogi, assumed new responsibilities in our Consumer division when Jeffrey Hastings, Vice President and General Manager, Consumer, resigned in August 2007.

        For a discussion of the compensation paid to our new Chairman and Chief Executive Officer, Mr. Greenfield, and our Interim Chief Executive Officer, Ms. Hawthorne, please see "Compensation of our New Chairman and Chief Executive Officer" and "Compensation of our Interim Chief Executive Officer" below. The compensation we agreed to pay Mr. Greenfield resulted from negotiations between our compensation committee and Mr. Greenfield, and reflects the compensation required in order to hire him. The compensation we agreed to pay Ms. Hawthorne reflects the temporary role she was asked to play at our company. As a result of these special circumstances, the compensation paid to our new Chairman and Chief Executive Officer and our Interim Chief Executive Officer varies from the compensation for our other executive officers.

        Our compensation committee administers our executive officer compensation program. The types of compensation and benefits provided to our Named Executive Officers are similar to those provided to our other executive officers.

Compensation Philosophy and Program Design

        Our compensation committee believes that executive officer compensation must be designed to maximize long-term stockholder value by being closely aligned with (i) overall company performance and (ii) the contribution each executive officer makes to that performance. To ensure that our executive officer compensation program is maximizing long-term stockholder value, our compensation committee designs the program to achieve the following objectives:

  •
  attract, retain and reward executive officers who contribute to our long-term success;

  •
  link a substantial portion of each executive officer's compensation to our company's performance;

  •
  provide a balanced mix of cash and equity compensation to align the short- and long-term interests of our executive officers with those of our stockholders;

  •
  make certain that each of the components of our program is transparent so that the program is easily understood by our stockholders;

  •
  ensure that the compensation of each executive officer is commensurate with his or her experience and performance rather than his or her title; and

  •
  encourage a team-based leadership culture.

        In order to accomplish these objectives, our compensation committee:

  •
  reviews executive officer performance to determine if individual goals were met at the end of the year;

  •
  reviews tally sheets for executive officers, which include all components of executive officer compensation: base salary, annual cash incentive compensation, long-term equity incentive compensation, the dollar value to the executive and cost to our company of all perquisites and other personal benefits and the estimated payout obligations under severance and change-in-control scenarios;

  •
  seeks input from our Chief Executive Officer on the performance of all other executive officers;

  •
  holds executive sessions (without our management present); and

  •
  seeks information from its independent compensation consultant on the practices and executive compensation of members of relevant peer groups.

        Our compensation committee designed our 2008 long-term incentive compensation program for executive officers so that a greater portion of their compensation was tied to company performance. This change is also reflected in the executive employment agreement our board of directors entered into with Mr. Greenfield, our new Chairman and Chief Executive Officer, in which a significant portion of Mr. Greenfield's long-term incentive compensation is tied to company performance. Additionally in 2007, our compensation committee entered into new forms of executive employment and change-in-control agreements with our executive officers (other than our Chairman and Chief Executive Officer) which provided for a term of two years and reduced the period of time after a change-in-control of our company from 24 months to 12 months during which the executive officer remains eligible to receive compensation benefits should the executive officer's employment be terminated without cause or the executive officer voluntary terminates his or her employment for good reason. In addition, the new executive employment and change-in-control agreements were intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended. Our compensation committee entered into these new agreements in order to have all of our executive officers (other than our Chairman and Chief Executive Officer) be subject to the same rights and obligations (to the extent such obligations are enforceable in the state in which the executive officer is located) and that none of them would be subject to penalties under Section 409A should an event trigger a payment under either of these agreements.

Role of our Compensation Consultant

        Each year our compensation committee engages an independent outside compensation consultant to advise the committee on matters related to compensation, including executive and board compensation. Our compensation committee has worked with Watson Wyatt Worldwide since March 2006. While Watson Wyatt Worldwide has acted primarily as an advisor to our compensation committee, it has also provided, with the knowledge and consent of our compensation committee, advice and expertise to management on matters presented by management to our compensation committee. Our company does not retain its own compensation consultant. Our compensation committee has the sole authority to hire and fire its compensation consultant. Representatives from Watson Wyatt attended all of the compensation committee meetings to which they were invited, which represented 56% of the compensation committee meetings held in 2007.

        The nature and scope of the compensation consultant's assignments relating to executive compensation for 2007 and 2008 included:

  •
  assisting the compensation committee in articulating our compensation philosophy by evaluating our short- and long-term incentive compensation plans against our compensation philosophy to determine if the plans were in alignment with our compensation philosophy;

  •
  selecting appropriate peer groups for benchmarking executive officer and outside director compensation to ensure that executive compensation was market competitive;

  •
  preparing executive compensation pay studies and competitive assessments to benchmark 2007 and 2008 compensation; these reports addressed all aspects of executive officer compensation, including salary, short-term incentive compensation, long-term incentive compensation, mix of pay, executive compensation philosophy, tally sheets and contingent payment analysis in the event of an executive officer's termination or change-in-control;

  •
  preparing a pay-for-performance analysis in which each executive officer's actual pay was assessed in relation to our company's performance and the performance of our peer group;

  •
  examining our current short- and long-term incentive compensation plans, assessing their past effectiveness in appropriately compensating for performance and identifying gaps between our plans and market practices and desired results;

  •
  recommending design changes to our short- and long-term incentive compensation plans;

  •
  reviewing management's proposed short- and long-term incentive plan designs, including metrics, goal setting, plan mechanics, payout rates and incentive opportunities;

  •
  proposing aggregate and individual award levels for our executive officers under our long-term equity incentive plan based on competitive value, expense and aggregate dilution, and appropriate internal pay equity and progression;

  •
  assisting with the determination of our executive officer termination benefits, including the calculation of any applicable parachute payments and gross-up amounts related to excise taxes under Sections 280G and 4999 of the Internal Revenue Code;

  •
  preparing a director pay study and competitive assessment to benchmark our director compensation; and

  •
  making recommendations regarding the treatment of equity upon termination for directors and executive officers.

Use of Benchmarking Data

        In the fourth quarter of each year, our Chief Executive Officer, with the assistance of members of our human resources and finance departments and our compensation committee's independent compensation consultant, presents our compensation committee with an analysis of the compensation paid to each of our executive officers as compared to similarly situated executive officers in our peer group. This analysis includes information relating to each element of the executive officer's current compensation as well as recommended changes to such compensation for the following year. This analysis is then discussed and reviewed by our compensation committee and its independent compensation consultant. In general, the goal is to set salary at the median, and short- and long-term incentive compensation between the 50th and 75th percentiles of:

  •
  a peer group of companies with similar revenues from similar industries, which we refer to as the Avid Peer Group; and

  •
  a broader general industry peer group consisting of comparably sized high technology companies drawn from published survey sources, including The Radford High Technology Executive Compensation Survey, The CHiPS Executive & Senior Management Total Compensation Survey and The Watson Wyatt Top Management Survey, which we refer to as the Published Industry Survey Data.

        The Avid Peer Group for purposes of establishing 2007 compensation comprised the following 14 companies:

Activision, Inc.	Mentor Graphics Corporation
Advanced Digital Information Corporation	National Instruments Corporation
Autodesk, Inc.	Network Appliance, Inc.
Cadence Design Systems, Inc.	Parametric Technology Corporation
Dolby Laboratories, Inc.	Synopsys, Inc.
Intergraph Corporation	Tektronix, Inc.
Itron, Inc.	THQ Inc.

        This Avid Peer Group had:

  •
  a median market capitalization of approximately $2.2 billion, compared to our market capitalization of approximately $1.8 billion; and

  •
  median annual revenues of approximately $768 million, compared to approximately $776 million in revenues for our company.

        The market capitalization amounts were determined by reviewing each company's market capitalization as of March 31, 2006. The annual revenues were determined by tallying each company's publicly available quarterly revenues for the four most recently completed fiscal quarters prior to March 31, 2006.

        When setting 2008 executive compensation for the Named Executive Officers, our compensation committee redefined the Avid Peer Group by removing Advanced Digital Information Corporation and Intergraph Corporation, which were acquired in 2006, and adding Adobe Systems Incorporated and Sybase, Inc. due to their similarity to us in revenues and business focus.

        The Avid Peer Group for purposes of setting 2008 compensation comprised the following 14 companies:

Adobe Systems Incorporated	National Instruments Corporation
Activision, Inc.	Network Appliance, Inc.
Autodesk, Inc.	Parametric Technology Corporation
Cadence Design Systems, Inc.	Sybase, Inc.
Dolby Laboratories, Inc.	Synopsys, Inc.
Itron, Inc.	Tektronix, Inc.
Mentor Graphics Corporation	THQ Inc.

        This new Avid Peer Group for 2008 had:

  •
  a median market capitalization of approximately $3.3 billion, compared to our market capitalization of approximately $1.5 billion; and

  •
  median annual revenues of approximately $1.1 billion, compared to approximately $911 million in revenues for our company.

        The market capitalization amounts were determined by reviewing each company's market capitalization as of June 30, 2007. The annual revenues were determined by tallying each company's publicly available quarterly revenues for the four most recently completed fiscal quarters prior to June 30, 2007.

Role of our Chief Executive Officer

        David A. Krall resigned as our President and Chief Executive Officer effective July 31, 2007. Nancy Hawthorne, a member and former Chair of our board of directors served as our Interim Chief Executive Officer from July 31, 2007 to December 19, 2007 when Gary G. Greenfield became our Chairman and Chief Executive Officer. The summary provided below details the roles our former Chief Executive Officer and former Interim Chief Executive Officer played with respect to the determination of executive compensation for fiscal years 2007 and 2008. Our new Chairman and Chief Executive Officer, Mr. Greenfield, did not play a role in setting executive compensation for 2007 and 2008. For purposes of this section, references to Chief Executive Officer include Mr. Krall and Ms. Hawthorne, as applicable.

        Our compensation committee invites our Chief Executive Officer, and the Chief Executive Officer attends, most compensation committee meetings. Our Chief Executive Officer does not have the ability to call compensation committee meetings. Our Chief Executive Officer meets with the compensation committee's independent compensation consultant only for advice and expertise on matters presented to our compensation committee.

        Our Chief Executive Officer plays an important role in setting executive officer compensation. In the fourth quarter of each year, our Chief Executive Officer, with the assistance of members of our human resources department, makes a recommendation to our compensation committee regarding base salary, annual cash bonus target opportunities and long-term incentive compensation values for all other executive officers for the following year. Our Chief Executive Officer bases this recommendation on our business results for the previous year, his or her subjective assessment of each executive officer's personal performance, the criticality of the role of each executive officer and the market data from the Avid Peer Group and the Published Industry Survey Data.

        When evaluating each executive officer's individual performance, our Chief Executive Officer reviews the stated goals that were set for each executive officer at the beginning of the year. Examples of such goals include: developing products, monetizing intellectual property, developing new business opportunities, realizing revenue synergies across business units, making key hires, strengthening existing alliances, driving new corporate messages, reducing costs, increasing efficiencies, improving customer service, reducing inventory and achieving revenue targets. When reviewing the stated goals for each executive officer, our Chief Executive Officer subjectively determines how each executive officer performed against those goals. Our Chief Executive Officer then discusses his or her evaluation with our compensation committee.

        Our Chief Executive Officer also works with members of our human resources, finance and legal departments as well as our compensation committee's independent compensation consultant on redesigning our annual cash bonus plan for our compensation committee to consider. Our Chief Executive Officer provides input on design changes, metrics, goal setting, plan mechanics, payout rates and incentive opportunities. Our compensation committee considers management's recommendations regarding our annual bonus plan prior to making its recommendation to our board of directors.

        With respect to long-term equity incentive compensation, our Chief Executive Officer provides input to our compensation committee on the types of equity awards executive officers should receive and on the values of those awards. Our Chief Executive Officer's recommendation is based on individual performance, criticality of role, internal equity and external market data from the Avid Peer Group and the Published Industry Survey Data.

        Our Chief Executive Officer also provides input on the types of other benefits, if any, to be offered to executive officers upon request from our compensation committee.

        Our Chief Executive Officer does not make a recommendation to our compensation committee regarding his or her own compensation.

Analysis of Executive Compensation

        As previously stated, the compensation of Mr. Greenfield, our new Chairman and Chief Executive Officer, who commenced employment on December 19, 2007, and Ms. Hawthorne, our Interim Chief Executive Officer, who served in that role for approximately five months, is discussed in separate sections of the Compensation Discussion and Analysis entitled "Compensation of our New Chairman and Chief Executive Officer" and "Compensation of our Interim Chief Executive Officer" below. All references in this section to Named Executive Officers or executive officers exclude Mr. Greenfield and Ms. Hawthorne.

        When setting executive compensation, our compensation committee considers the following factors: market competitiveness, company performance, individual performance, experience and criticality of each executive officer's position. Our compensation committee does not assign a specific weight to each of these factors, but rather considers all of them collectively prior to setting executive compensation.

        For 2007, our compensation committee targeted base salary at the median, total annual cash compensation (base salary plus annual cash incentive compensation) between the 50th and the 75th percentiles and long-term equity incentive compensation between the 50th and 75th percentiles of the Avid Peer Group and the Published Industry Survey Data for all of our executive officers, including Mr. Krall, our former President and Chief Executive Officer. For 2008, our compensation committee continued to target base salary at the median, total annual cash compensation (base salary plus annual cash incentive compensation) between the 50th and 75th percentiles and long-term equity incentive compensation between the 50th and 75th percentiles of the Avid Peer Group and the Published Industry Survey Data for our Named Executive Officers who remained employed on December 31, 2007. For 2008, Mr. Rastogi's base salary and long-term equity compensation were at the 75th percentile and his total target annual cash compensation was above the 75th percentile of the Avid Peer Group and the Published Industry Survey Data based on the executive compensation assessment prepared by Watson Wyatt in the fall of 2007.

        The projected financial results of our company for the coming year form the basis for setting the financial targets under our annual cash bonus plan. In addition, our financial results as compared against the financial targets under our annual cash bonus plan determine payouts under that plan for the fiscal year just completed.

        Our compensation committee reviews and discusses the individual performance of each executive officer and the role he or she plays at our company with our Chief Executive Officer prior to setting executive officer compensation. Our compensation committee meets in executive session without our Chief Executive Officer present to discuss his or her individual performance. At that time, our compensation committee reviews the goals that were set for our Chief Executive Officer at the beginning of the year against his or her actual performance for the year.

        Our company does not have a policy for the allocation between either cash and non-cash or short-term and long-term incentive compensation. However, we do follow a philosophy that has led us to grant a majority of total compensation to executive officers in the form of incentive compensation. In 2007, on average, 37% of total target compensation for our Named Executive Officers, excluding our former Chief Executive Officer, was fixed (base salary) and 63% was variable (annual cash incentive compensation and long-term equity incentive compensation). Of the variable compensation, 67% was performance-based (our company's performance and the individual's performance) and 33% was non-performance based (restricted stock units). For our former Chief Executive Officer, 15% of his total target compensation was fixed and 85% was variable. Of his variable compensation, 62% was performance-based and 38% was non-performance-based.

Analysis of Elements of Executive Compensation

        Our compensation program for our executive officers consists of the following components:

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  base salary;

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  annual cash incentive compensation;

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  long-term equity incentive compensation; and

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  other benefit programs.

  Base Salary

        Consistent with our philosophy of linking a substantial portion of executive compensation to company performance, base salaries paid to our Named Executive Officers who remained employed by us on December 31, 2007 constituted 32% of their total targeted compensation for 2007.

        In general, our compensation committee targets base salaries for our executive officers at the median level of the compensation range for the Avid Peer Group and the Published Industry Survey Data. In addition to external market data from these two peer groups, our compensation committee also considers company performance, the executive officer's experience, individual performance and the anticipated value of his or her future impact on our company's success, any of which factors could cause the actual base salary amount to fall above or below the median level. Base salaries for the Named Executive Officers are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. Merit increases usually take effect on January 1st of each year.

        In the fourth quarter of 2006, Mr. Krall, our former President and Chief Executive Officer, provided our compensation committee with his recommendations regarding base salaries for 2007 for all of our other executive officers. Mr. Krall based his recommendation on our company's weak overall performance in 2006. The compensation committee concurred with Mr. Krall's recommendations and determined that, given our company's overall performance in 2006, none of our Named Executive Officers, including Mr. Krall, would receive an increase in base salary for 2007.

        In March 2007, Mr. Legon received a 5.8% increase to his base salary in connection with his promotion to Vice President and Acting Chief Financial Officer. In July 2007, Mr. Legon received a 27.3% increase to his adjusted base salary in connection with his promotion to Vice President and Chief Financial Officer. In both instances, Watson Wyatt provided our compensation committee with a recommendation regarding increases to Mr. Legon's base salary based on its evaluation of salaries paid to chief financial officers from the Avid Peer Group and the Published Industry Survey Data.

        In the fourth quarter of 2007, Ms. Hawthorne provided our compensation committee with her recommendations regarding base salaries for 2008 for all of our other executive officers. Ms. Hawthorne based her recommendations on our company's performance, external market data from the Avid Peer Group and the Published Industry Survey Data, her subjective assessment of each of our executive officers' individual performance and the criticality of each executive officer's position. Ms. Hawthorne also factored into her analysis the substantial changes in the management team that occurred in 2007 and the fact that no salary increases were awarded for the prior year. Our compensation committee considered Ms. Hawthorne's recommendations, as well as the external market data from the Avid Peer Group and the Published Industry Survey Data, and approved salary increases for all of our executive officers, except Ms. Hawthorne, effective January 1, 2008. The average increase in base salary for our executive officers as a group, excluding Ms. Hawthorne, was 4.4%.

  Annual Cash Incentive Compensation

        A significant portion of each executive officer's total annual cash compensation for 2007 was dependent on our company's achievement of a financial objective set forth in our Amended and Restated 2007 Employee Bonus Plan, which we refer to as the 2007 Employee Bonus Plan. The 2007 Employee Bonus Plan is a broad-based plan used to provide incentives to executive and non-executive employees. In 2007, almost all of our employees who did not participate in a sales commission program were eligible to participate in the 2007 Employee Bonus Plan, allowing them to share in our growth and success.

        Any bonus payout under our 2007 Employee Bonus Plan to our executive officers was based on the following three factors, which are discussed in more detail below:

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  the executive officer's cash bonus target;

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  the financial performance of our company; and

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  the executive officer's individual performance.

        In December 2006, our compensation committee established a 2007 annual cash bonus target for each of our executive officers using the data collected from the Avid Peer Group and the Published Industry Survey Data. In establishing the annual cash bonus targets, our compensation committee's goal was to set targets at a level at which total annual cash compensation paid to each of our executive officers if the target were achieved would be at approximately between the 50th and the 75th percentiles of total annual cash compensation paid to similarly situated executive officers in the two peer groups. For 2007, cash bonus targets for our executive officers ranged from 50% to 140% of each executive officer's base salary.

        For purposes of the 2007 Employee Bonus Plan, our company's financial performance for 2007 was measured by operating profit and was evaluated as follows:

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  In order for our executive officers to receive any bonus payout for 2007, our company needed to achieve a threshold operating profit of $63.9 million. If our company did not achieve this threshold, no bonus payouts would be paid to any of our executive officers with respect to 2007. If this threshold were met, each of our executive officers would become eligible to receive a percentage of his or her target bonus.

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  If our company achieved its target operating profit of $115.9 million, each of our executive officers would become eligible to receive 100% of his or her target bonus, subject to further adjustment based on his or her performance. If we achieved operating results above the threshold amount, but below the target amount, the bonus payout would be an amount less than 100% of the target bonus.

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  If our company exceeded its threshold operating profit of $63.9 million and any of the company's three business units exceeded its target operating profit, 30% of the excess operating profit earned by those business unit(s) would be added to the total bonus pool available for all participating employees, including our executive officers. If each of our three business units exceeded their respective target operating profits by 150%, our compensation committee had to approve the payment of the excess amount added to the total bonus pool prior to it being paid out.

        With respect to individual performance, our compensation committee retained the discretion to increase each executive officer's bonus payout by as much as 20% of his or her target or reduce it to zero, based upon the committee's evaluation of the executive officer's overall performance and contributions to our company.

        For 2007, our company had an operating loss of $12.6 million. For purposes of calculating operating profit under the 2007 Employee Bonus Plan, our company's operating loss was adjusted to exclude amortization of acquisition-related intangible assets, stock-based compensation, legal settlements, restructuring costs, costs associated with the engagement of our outside consultant, Bain Corporate Renewal Group, LLC, costs associated with bonuses payable to non-executive officers and costs associated with the departure of our former President and Chief Executive Officer and the hiring of our new Chairman and Chief Executive Officer. We excluded these costs for purposes of the 2007 Employee Bonus Plan because we did not believe these costs reflected the operational aspects of our business that individuals can control. As a result of these adjustments, our operating profit for purposes of the 2007 Employee Bonus Plan was $58.8 million. Because our company did not reach the threshold operating profit amount under the 2007 Employee Bonus Plan of $63.9 million, no bonuses were paid to our executive officers under the 2007 Employee Bonus Plan. Our compensation committee did not undertake an evaluation of each executive officer's individual performance for purposes of the 2007 Employee Bonus Plan because no bonuses were paid out under the plan. Pursuant to the terms of the 2007 Employee Bonus Plan, an executive officer's individual performance would have only factored into the determination of the amount of his or her cash bonus if our company had reached its threshold operating profit under the 2007 Employee Bonus Plan.

        In addition to our annual employee bonus plan, our compensation committee makes other cash bonus awards to our executive officers from time to time as it deems appropriate. In 2007, Messrs. Lebolt, Legon and Rastogi each received a cash bonus award in connection with their assumption of additional responsibilities and/or in recognition of their performance during the year. Mr. Legon received a cash bonus payment of $7,500 under our Reward and Recognition program in January 2007 and a cash bonus payment of $100,000 when he was promoted to Acting Chief Financial Officer on March 2, 2007. Mr. Rastogi was awarded a cash bonus of $100,000 in July 2007 in connection with his assuming the role of Acting Vice President of our Consumer division. In December 2007, Mr. Lebolt received a cash bonus payment of $200,000 along with an equity award in recognition in part for his performance during 2007 and in part for retention purposes.

        As a result of these cash bonuses, actual annual cash compensation paid to our Named Executive Officers who remained employed by our company on December 31, 2007 ranged from 57% to 91% of target annual cash compensation. With respect to Messrs. Legon and Sharp, their actual annual cash compensation fell below the 50th percentile of the Avid Peer Group and the Published Industry Survey Data. With respect to Messrs. Lebolt and Rastogi, their actual annual cash compensation fell between the 50th and 75th percentiles of the Avid Peer Group and the Published Industry Survey Data.

  Long-Term Equity Incentive Compensation

        Long-term equity incentive compensation is intended to represent the largest portion of total compensation for our executive officers. In 2007, long-term equity incentive compensation for our executive officers consisted of time-based stock options and time-based restricted stock units (we refer to both types of equity incentive compensation as "equity incentive awards"). Our compensation committee grants equity incentive awards to our executive officers annually. In addition to annual equity incentive awards, our company also grants equity incentive awards to our executive officers:

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  when they join our company or are promoted, based upon the employee's job level and skills, the requirements of the position and comparative compensation data of similarly situated employees of relevant peer group companies;

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  in recognition of past performance; and

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  for retention purposes.

In 2007, Mr. Legon was granted an option to purchase 24,462 shares of our common stock with an exercise price equal the closing price of our common stock on NASDAQ on the date of grant in connection with his promotion to Vice President and Chief Financial Officer. Also in 2007, Mr. Lebolt was awarded 7,754 restricted stock units in part for his performance during 2007 and in part for retention purposes.

        Our compensation committee approved annual equity incentive awards to our executive officers for 2007 in February 2007 based upon a budget that was approved by our board of directors in December 2006. When determining our total budget for 2007 long-term equity incentive compensation, our compensation committee replaced its historic dilution-based approach with an aggregate expense-based approach. Under this aggregate expense-based approach, our compensation committee focused on:

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  delivering long-term equity incentive compensation values to our executive officers between the 50th and 75th percentiles of the Avid Peer Group and the Published Industry Survey Data;

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  the associated cost to our company of delivering this value to our executive officers; and

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  the allocation of this value among our executive officers.

        Based on this analysis, our compensation committee set the value of long-term equity incentive compensation for our executive officers in 2007 between the 50th and 75th percentiles of the Avid Peer Group and the Published Industry Survey Data. To determine the forms of equity in which this value would be delivered, our compensation committee reviewed current trends in the market of providing a mixed portfolio of appreciation (stock options) and full-value (restricted stock) equity compensation awards, as well as the perceived value of the various forms of equity. Our compensation committee determined that there was a higher perceived value to our employees of restricted stock units as compared to stock options. In addition, our compensation committee sought input from members of our management on our company's long-term equity incentive program objectives. Our compensation committee then evaluated the alternative forms of equity against these objectives. After considering all of this information, our compensation committee determined that 50% of the 2007 long-term equity incentive compensation value would be delivered to our executive officers in the form of time-based stock options and 50% would be delivered in the form of time-based restricted stock units. Restricted stock units represent the promise to receive shares of our common stock in the future. No ownership of the underlying common stock is conveyed when restricted stock units are awarded and the restricted stock units do not carry voting rights or other stockholder rights until the restricted stock units vest. The compensation committee chose restricted stock units rather than restricted stock for the following reasons:

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  in general, restricted stock units receive more favorable tax treatment for non-U.S. employees;

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  with restricted stock units, employees do not need to assess the pros and cons of filing an 83(b) election form with the Internal Revenue Service, which presents a financial risk to employees if our common stock price declines or the restricted stock does not vest; and

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  a restricted stock unit program entails lower administrative costs.

        By using a mix of time-based stock options and time-based restricted stock units, our compensation committee is able to compensate executive officers for sustained increases in our stock performance through the grant of stock options, as well as promote retention and equity ownership through the award of time-based restricted stock units coupled with the stock ownership guidelines described below.

        To determine the number of stock options and restricted stock unit awards for each executive officer, the compensation committee uses the Black-Scholes pricing model to determine the grant date fair value of each share of our common stock underlying each stock option and uses the grant date closing share price of our common stock to determine the fair value of each restricted stock unit award. These values are then divided into the portion of long-term equity incentive compensation allocated to stock options and restricted stock unit awards for each executive officer to determine the total number of shares.

        During 2007, 957 of our employees, including our executive officers, received restricted stock units under our annual equity incentive awards program. Our executive officers received restricted stock units representing 93,759 shares of common stock and options to purchase 233,088 shares of common stock. Our executive officers were awarded an aggregate of 36% of the total equity awarded to our employees under our annual equity incentive awards program. The restricted stock units vest in four equal annual installments beginning on the first anniversary of the date of grant and the shares of common stock underlying the options vest as to 12.5% of the shares on the six-month anniversary of the date of grant and the remaining 87.5% in equal quarterly installments thereafter until the fourth anniversary of the date of grant.

        When determining the total budget for 2008 long-term equity incentive compensation for our executive officers, our compensation committee retained the same target level for long-term equity incentive compensation for our executive officers of between the 50th and 75th percentiles of the Avid Peer Group and the Published Industry Survey Data, but it changed the forms of equity in which this value will be delivered from 100% time-based equity to 67% time-based and 33% performance-based equity. Two-thirds of the time-based equity will be granted in the form of stock options and the remaining one-third will be granted in the form of restricted stock units. The performance-based equity will be granted in the form of restricted stock units. The vesting of half of the performance-based restricted stock units is tied to improvement in our company's stock price. The vesting of the remaining half of the performance-based restricted stock units is tied to improvement in our company's stock price and return on equity. Our compensation committee made the decision to link a greater portion of executive officer long-term incentive compensation to our company's performance to further align executive officer compensation with our philosophy of maximizing stockholder value.

  Personal Benefits and Perquisites

        Our executive officers do not receive any personal benefits that are not available to all other eligible employees. We provide broad-based benefits to all employees who work at least 20 hours per week, including health and dental insurance, life and disability insurance, and a 401(k) plan. During 2007, we matched 50% of the employee contributions to our 401(k) plan up to a maximum of 6% of the participating employee's annual salary, resulting in a maximum company match of 3% of the participating employee's annual salary, subject to certain additional statutory aged-based dollar limitations. Our employee stock purchase plan allows participants to purchase shares of our common stock at a 5% discount from the fair market value of our common stock at the end of the applicable offering period. This discount will increase to 15% with the offering period begininng May 1, 2008. Our Named Executive Officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

        From time to time, we have reimbursed our executive officers and other employees for reasonable expenses associated with relocation and associated tax payments. In 2007, Mr. Rastogi received reimbursement for relocation expenses and/or associated tax payments in connection with his relocation from Massachusetts to California. Also in 2007, Mr. Sharp received reimbursement for relocation expenses and/or associated tax payments in connection with his relocation from the United Kingdom to Massachusetts. We believe that reimbursement for reasonable relocation expenses is a typical benefit offered by companies with whom we compete for executive talent and that we would be at a competitive disadvantage in trying to attract executives who would need to relocate in order to work for us if we did not offer relocation assistance.

        There are no outstanding loans to any of our executive officers. We believe that the ideal corporate culture is one in which executive officers operate under the same standards as all other employees. We do not provide our executive officers with car allowances, reserved parking spaces, separate dining or health club facilities or other personal benefit perquisites, and we elected to discontinue reimbursing our executive officers for financial planning advice beginning in January 2007.

Severance and Change-in-Control Benefits

        Pursuant to the employment and change-in-control agreements we have entered into with our executive officers, our executive officers are entitled to specific benefits in the event of the termination of their employment under specified circumstances. In entering into these agreements, our compensation committee sought to bring our executive officers' employment terms in line with the severance terms of similarly situated executive officers in the Avid Peer Group and the Published Industry Survey Data. For a detailed discussion of these benefits, along with estimates of their value under various circumstances, please see "Severance and Change-In-Control Benefits" beginning on page 39 below.

        We believe providing severance and change-in-control benefits helps us attract and retain highly talented executive officers whose contributions are critical to our long-term success. After reviewing the practices of companies in the Avid Peer Group and the Published Industry Survey Data provided by our independent compensation consultant, we believe that our severance and change-in-control benefits are in line with packages offered to similarly situated executive officers in the Avid Peer Group and the Published Industry Survey Data.

        We believe the severance and change-in-control benefits are appropriate taking into account the time it is expected to take an executive officer to find another job. The benefits are provided because we believe the specific termination scenarios covered by the employment and change-in-control agreements are initiated by our company and beyond the control of a terminated executive officer. These benefits are intended to ease the consequences to an executive officer of an unexpected termination of employment. We benefit by requiring the executive officer to sign a general release and non-competition and non-solicitation provisions to the extent such provisions are enforceable in the state in which the executive officer is located. We also believe our change-in-control agreements protect stockholder interests by enhancing executive officers' focus during a potential or actual change-in-control by providing incentives to executive officers to remain with us despite uncertainties while a transaction is under consideration or pending.

Compensation of our New Chairman and Chief Executive Officer

        When our former Chief Executive Officer, Mr. Krall, resigned effective July 31, 2007, our compensation committee engaged the firm of Heidrick & Struggles to assist with the search for a new chief executive officer. Our compensation committee conducted that search for approximately five months, at the end of which it determined that Mr. Greenfield was the best candidate to lead our company. Our compensation committee then entered into an extensive negotiation of an employment agreement with Mr. Greenfield. The employment agreement was unanimously approved by our compensation committee after consideration of Mr. Greenfield's qualifications and experience, his previous compensation levels and the competitive marketplace for executive talent at companies with whom we compete. In a series of meetings, our compensation committee developed a compensation package for Mr. Greenfield designed to compensate Mr. Greenfield in a manner which was both competitive in the marketplace and which aligns his long-term earnings potential with the interests of our stockholders.

        For a detailed discussion of the material terms of that employment agreement, please see the summary of the agreement below. The employment agreement includes the same basic components of compensation paid to our other Named Executive Officers as described above: base salary, annual cash incentive compensation, long-term incentive compensation and other benefit programs. The employment agreement also provides for severance payments should Mr. Greenfield be terminated without cause or if he terminates his employment for good reason at any time before and within 12 months after a change-in-control of our company However, because the compensation arrangements entered into with Mr. Greenfield were the result of a negotiation with Mr. Greenfield and because Mr. Greenfield is the Chairman and Chief Executive Officer of our company, the arrangements differ from the compensation arrangements entered into with our other Named Executive Officers in several respects. A summary of the material differences is set forth below:

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  the long-term incentive compensation awarded to Mr. Greenfield was approximately 76% performance-based and 24% time-based;

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  Mr. Greenfield is entitled to certain gross-up payments if he is subject to excise taxes in the event of a change-in-control of our company;

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  Mr. Greenfield was entitled to a one-time sign-on bonus of $600,000;

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  Mr. Greenfield is entitled to six weeks paid vacation compared with four weeks for the other Named Executive Officers;

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  the term of Mr. Greenfield's employment agreement is five years; the other Named Executive Officers have employment agreements with a term of two years; and

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  Mr. Greenfield is entitled to a guaranteed annual bonus in the event his employment is terminated by us without cause or by him for good reason.

        When negotiating the compensation arrangements with Mr. Greenfield, our compensation committee reviewed the material terms with Watson Wyatt, its independent compensation consultant. Watson Wyatt provided input that our compensation committee considered. Specifically, Watson Wyatt provided our compensation committee with the median base salary, short-term incentive compensation and long-term incentive compensation amounts awarded to chief executive officers in Avid's Peer Group and the Published Industry Survey Data, as well as the total cost to our company under the various termination scenarios set forth in the employment agreement entered into with Mr. Greenfield.

Compensation of our Interim Chief Executive Officer

        When Mr. Krall, our President and Chief Executive Officer, resigned from our company on July 31, 2007, our board of directors asked Ms. Hawthorne, a former Chair of our board of directors and a then-current member of our board of directors, to assume the role of Interim Chief Executive Officer while our compensation committee conducted a search for a new chief executive officer. Prior to determining Ms. Hawthorne's compensation for this new role, our compensation committee sought input from its independent compensation consultant, Watson Wyatt. After considering the information provided by Watson Wyatt, including benchmarking data and recommendations regarding the structure and amount of the compensation, Ms. Hawthorne's prior experience and the role she was asked to perform, our compensation committee agreed to pay Ms. Hawthorne an annual base salary of $300,000 and granted her an option to purchase 47,255 shares of common stock at an option exercise price per share of $31.50, which was equal to the NASDAQ closing price of our common stock on the date of grant, August 15, 2007. The shares subject to the option were scheduled to vest in 12 equal monthly installments beginning on August 15, 2007, but vesting only continued for as long as Ms. Hawthorne remained our Interim Chief Executive Officer. The shares subject to this option had an aggregate value of $500,000 based on the Black-Scholes pricing model. The value of the total compensation package awarded to Ms. Hawthorne fell below the 25% percentile of the Avid Peer Group and the Published

Industry Survey Data for chief executive officers. Our compensation committee believed the compensation package awarded to Ms. Hawthorne was reasonable given the temporary nature of her assignment and her prior experience.

        Ms. Hawthorne resigned as our Interim Chief Executive Officer on December 19, 2007 when Mr. Greenfield joined our company as Chairman and Chief Executive Officer. Upon her resignation as Interim Chief Executive Officer, 19,689 shares subject to her stock option had vested, further vesting of her option ceased and she forfeited 27,566 shares. Upon her resignation, our compensation committee awarded Ms. Hawthorne a cash bonus of $200,000 in recognition of the work she performed as our Interim Chief Executive Officer. Adding this bonus to Ms. Hawthorne's total compensation package, Ms. Hawthorne's total compensation remained below the 25% percentile of the Avid Peer Group and the Published Industry Survey Data for chief executive officers. She also served as Interim President of our company from December 19, 2007 to December 31, 2007. She did not receive any additional compensation for this role other than salary continuation. During the period she served as our Interim Chief Executive Officer and Interim President, Ms. Hawthorne did not receive any fees for her service on our board of directors.

Stock Ownership Guidelines

        We introduced stock ownership guidelines in 2006 to further align the interests of our executive officers with those of our stockholders. These guidelines became effective on January 1, 2007. Under the guidelines, our executive officers are expected to hold our common stock in an amount at least equal to a multiple of their base salary as determined by their position. The guidelines range from one times base salary for certain of our executive officers to three times base salary for our Chief Executive Officer. For purposes of these guidelines, stock ownership includes restricted stock and restricted stock units, but does not include unexercised stock options. Our executive officers are expected to meet their ownership guidelines within three years of becoming subject to the guidelines.

Tax and Accounting Implications

  Policy With Respect To Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code, places a limit of $1,000,000 on the amount of compensation that a public company may deduct in any one year with respect to its chief executive officer and other officers whose compensation is required to be disclosed under the Exchange Act by reason of being among the four most highly compensated officers. There is an exception to the $1,000,000 limit for performance-based compensation meeting certain requirements. Subject to the satisfaction of certain requirements, annual cash incentive compensation and certain stock option awards are generally considered performance-based compensation and are, therefore, not subject to the $1,000,000 limitation and are fully deductible. Salary and time-vesting restricted stock and restricted stock units are generally not considered performance-based compensation and are, therefore, subject to the $1,000,000 limitation. Our compensation committee's primary objective is to establish compensation programs that maximize the creation of long-term stockholder value and, therefore, the committee has not adopted a policy requiring all executive compensation to be fully deductible. However, our compensation committee reviews the potential effect of Section 162(m) periodically and, if consistent with its goal of increasing stockholder value, seeks to structure executive officer compensation in a manner that is intended to allow deductions under Section 162(m). Our compensation committee reserves the right to use its judgment to authorize compensation payments that may be subject to the Section 162(m) limitation when it believes these payments are appropriate and in the best interests of our stockholders, after taking into consideration changing business conditions and the performance of our employees receiving this compensation.

        Our compensation committee awarded Mr. Greenfield a stock option for 725,000 shares and 100,000 shares of restricted stock as part of his compensation package when he became our Chairman and Chief Executive Officer in December 2007. The stock option and shares of restricted stock were granted outside of any of our stockholder-approved stock incentive plans. Under Section 162(m), individual equity awards granted outside of a company's stockholder-approved stock incentive plan are subject to the $1,000,000 limitation. Before our compensation committee approved Mr. Greenfield's compensation package, it reviewed the potential effect of Section 162(m) on his compensation package and determined that although the equity awarded to Mr. Greenfield would be subject to the $1,000,000 limitation, circumstances warranted this form of payment.

  Non-Qualified Deferred Compensation

        The American Jobs Creation Act of 2004, which became effective January 1, 2005, changed the tax rules applicable to non-qualified deferred compensation arrangements. The final regulations became effective on April 10, 2007. We believe that we are in reasonable, good faith compliance with The American Jobs Creation Act of 2004.

  Accounting for Stock-Based Compensation

        Beginning on January 1, 2006, we began accounting for stock-based compensation in accordance with the requirements of Financial Accounting Standards Board Statement 123(R). Our compensation committee considers the potential impact of SFAS 123(R) in determining the size of equity awards.

Equity Granting Process

        Our board of directors has adopted the following procedures for grants of long-term equity compensation awards. At the last regularly scheduled meeting of our compensation committee each year, the committee will determine our annual equity incentive awards budget for the following year, including the planned value of shares that may be granted by our Chief Executive Officer to non-executive employees under specific delegated authority and the proposed individual annual equity incentive awards to executive officers. The compensation committee will then formally recommend this budget to our full board of directors. At our board of directors' last scheduled meeting each year, our board of directors will review and approve (with or without changes) our compensation committee's recommendation. Our compensation committee will then formally approve the annual equity awards to all executive officers who have been selected to receive these awards, which will be granted effective as of a date following the filing of our Annual Report on Form 10-K with the SEC. Our compensation committee may make other equity incentive awards from time to time as it deems appropriate. Neither our company nor our board of directors, including our compensation committee, has any plan, program or practice of timing equity incentive awards in coordination with the release or withholding of material non-public information.

REPORT OF THE COMPENSATION COMMITTEE OF AVID'S BOARD OF DIRECTORS

        The compensation committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis of this proxy statement with the company's management. Based on its review and discussions with management, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE
John H. Park, Chair Elizabeth M. Daley John V. Guttag Nancy Hawthorne Youngme E. Moon

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2006 AND 2007

        The table below summarizes compensation paid to or earned by our Chairman and Chief Executive Officer, our former Interim Chief Executive Officer and Interim President, our former Chief Executive Officer, our Chief Financial Officer, our former Chief Financial Officer and our three other most highly compensated executive officers, who we refer to collectively as our Named Executive Officers, for the fiscal years 2006 and 2007.

Name and Principal Position	Year	Salary		Bonus	Stock Awards (1)		Option Awards (1)		All Other Compensation (2)		Total
Gary G. Greenfield(3) Chairman and Chief Executive Officer	2007		$27,692	$600,000		$20,871		$39,338		—		$687,901
Nancy Hawthorne(4) Former Interim Chief Executive Officer and Interim President	2007		$138,462	$200,000		—		$341,062		$52,739		$732,263
David A. Krall(5) Former President and Chief Executive Officer	2007 2006	$ $	322,123 551,000	— —	$ $	617,372 214,320	$ $	974,244 1,396,838	$ $	1,671,963 78,100	$ $	3,585,702 2,240,258
Joel E. Legon(6) Vice President and Chief Financial Officer	2007		$306,212	$107,500		$155,256		$56,210		$5,345		$630,523
Paul J. Milbury(7) Former Vice President and Chief Financial Officer	2007 2006	$ $	64,038 333,000	— —	$ $	16,348 71,431	$ $	38,534 306,542	$ $	16,611 9,730	$ $	135,531 720,703
David M. Lebolt(8) Vice President and General Manager, Audio	2007 2006	$ $	333,000 333,000	$200,000 —	$ $	155,707 71,431	$ $	238,843 296,397	$ $	7,734 7,662	$ $	935,284 708,490
Graham Sharp Vice President and General Manager, Avid Video	2007		$339,624	—		$76,599		$325,831		$78,419		$820,473
Sharad Rastogi(9) Vice President of Corporate Development and Acting General Manager, Consumer	2007 2006	$ $	279,519 285,000	$100,000 —	$ $	104,663 50,000	$ $	284,151 424,223	$ $	28,261 25,126	$ $	796,594 784,349

(1)
This amount represents the amount of compensation cost to our company in fiscal years 2006 and 2007 with respect to awards granted in fiscal years 2006 and 2007, and previous fiscal years, as computed in accordance with SFAS No. 123(R). For option awards outstanding at the time we adopted SFAS No. 123(R), our compensation cost has been estimated as if we utilized the modified prospective transition method. Except for Mr. Greenfield, the fair value of each stock option is determined on the date of grant using the Black-Scholes option pricing model and the fair value of each stock award is measured by the closing price of our common stock on NASDAQ on the date of grant. For a summary of the methodology used to value Mr. Greenfield's equity awards, see footnote (4) to the "Grants of Plan-Based Awards For Fiscal Year 2007" below. These amounts do not reflect whether the Named Executive Officer has actually realized a financial benefit from the award. In connection with Mr. Krall's termination of employment on July 31, 2007, he forfeited options to purchase 97,832 shares of common stock and 38,213 restricted stock units. In connection with Ms. Hawthorne's termination of employment on December 31, 2007, she forfeited an option to purchase 27,566 shares of common stock. In connection with Mr. Milbury's termination of employment on March 9,

  2007, he forfeited options to purchase 24,375 shares of common stock and 5,604 restricted stock units. In accordance with the rules promulgated by the SEC, the amounts shown exclude the impact of estimated forfeitures related to time-based vesting conditions. See Note L of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007 regarding assumptions underlying valuation of equity awards.

(2)
"All Other Compensation" for each of the Named Executive Officers includes the following:

Name	Year	Relocation Benefit(a)	Reimbursement for Taxes (b)	Financial Counseling Services	Company Match on 401(k)		Imputed Income for Group Term Life Insurance		Termination Benefits(c)	Board/ Consulting Fees(d)	Other(e)
Gary G. Greenfield	2007	—	—	—		—		—	—	—	—
Nancy Hawthorne	2007	—	—	—		—		—	$10,751	$41,988	—
David A. Krall	2007 2006	— —	— $67,290	— $3,000	$ $	6,500 6,600	$ $	698 1,210	$1,624,765 —	$40,000 —	— —
Joel E. Legon	2007	—	—	—		$4,650		$695	—	—	—
Paul J. Milbury	2007 2006	— —	— —	— —	$ $	1,921 6,600	$ $	602 3,130	$14,088 —	— —	— —
David M. Lebolt	2007 2006	— —	— —	— —	$ $	6,500 6,600	$ $	1,234 1,062	— —	— —	— —
Graham Sharp	2007	$51,233	$21,635	—		—		$929	—	—	$4,622
Sharad Rastogi	2007 2006	$15,752 $12,470	— $5,564	— —	$ $	6,500 6,600	$ $	528 492	— —	— —	$5,481 —

(a)
With respect to Mr. Sharp, this amount represents reimbursement of relocation expenses incurred in 2007 related to his relocation from the United Kingdom to Massachusetts. With respect to Mr. Rastogi, these amounts represent reimbursement of relocation expenses incurred in 2006 and 2007 related to his relocation in 2006 from Massachusetts to California.

(b)
With respect to Mr. Krall, this amount represents a tax reimbursement that he received in connection with his relocation from Massachusetts to California in 2005. With respect to Messrs. Rastogi and Sharp, these amounts represent tax reimbursements that each received in connection with their relocations discussed in footnote (a) above.

(c)
Ms. Hawthorne did not receive any severance amount in connection with her resignation as our Interim Chief Executive Officer and Interim President. She did receive $10,751 for unused vacation time. Mr. Krall's employment was terminated on July 31, 2007. Pursuant to the terms of his executive employment agreement, he is entitled to receive a total severance package with a value of $1,624,765, which includes (i) cash severance of $1,102,000 payable as follows: 25% was paid in February 2008, and the remaining 75% will be paid in equal bi-weekly installments in accordance with our company's normal payroll practices beginning in February 2008 and ending in July 2009, (ii) 12 months of continued medical coverage following the termination of his employment at an estimated cost to our company of $16,220, (iii) 12 months acceleration of vesting of all unvested equity awards as of his termination date of $468,885, and (iv) outplacement benefits at an estimated cost to our company of $15,000. Mr. Krall's cash severance amount described above is subject to reduction if Mr. Krall obtains employment after July 31, 2008. The reduced amount is determined monthly and is equal to the difference between $45,917 (representing the cash severance he is entitled to receive on a monthly basis) and Mr. Krall's monthly compensation from his new employer, if any. Termination benefits for Mr. Krall also include the payment of $22,660 to him for unused vacation time. Mr. Milbury received $14,088 in unused vacation time. For further information on the termination benefits paid to Mr. Krall, see the table below entitled "Estimated Current Value of Severance Benefits."

(d)
With respect to Ms. Hawthorne, this amount represents the following compensation she received as a member of our board of directors: (i) annual board retainer of $24,188, (ii) annual retainers for service on the board's compensation and audit committees of $5,800, (iii) fee for service as chair of the audit committee of $750, and (iv) fee for service as chair of the board of directors of $11,250. Ms. Hawthorne did not receive any board or committee fees while she served as our Interim Chief Executive Officer and Interim President. With respect to Mr. Krall, this amount represents the fee he received for serving as a consultant to our company for the two-month period following his resignation as our President and Chief Executive Officer on July 31, 2007. He was paid $20,000 per month for this service

(e)
With respect to Mr. Sharp, this represents the amount our company contributed to his pension when he was based in the United Kingdom prior to his promotion to Vice President and General Manager, Avid Video. With respect to Mr. Rastogi, this represents the amount he received when he took one week paternity leave from our company in 2007.

(3)
Mr. Greenfield became our Chairman and Chief Executive Officer on December 19, 2007. In connection with his appointment as our Chief Executive Officer, he received a cash bonus of $600,000, 100,000 shares of restricted common stock and a stock option to purchase 725,000 shares of common stock.

(4)
Ms. Hawthorne is a member of our board of directors. She served as our Interim Chief Executive Officer from July 31, 2007 to December 19, 2007 and as our Interim President from December 19, 2007 to December 31, 2007. When Ms. Hawthorne assumed the role of Interim Chief Executive Officer on July 31, 2007, our compensation committee set her annual base salary at $300,000. When Ms. Hawthorne completed her service as our Interim Chief Executive Officer in December 2007, the compensation committee awarded Ms Hawthorne a cash bonus of $200,000 for her service in that position. The option award value of $341,062 consists of $133,343 that she received as equity compensation for her service on our board of directors prior to the time she served as our Interim Chief Executive Officer and $207,719 that she received as equity compensation for service as our Interim Chief Executive Officer. The amount reported in "All Other Compensation" reflects (i) cash compensation she received as an outside director prior to the time she served as our Interim Chief Executive Officer and Interim President of $29,988 for annual retainers and $12,000 for board/committee chair fees and (ii) $10,751 for unused vacation time. Ms. Hawthorne served as Chair of our board of directors from January to May 2007 and served as a member of our board of directors from January through December 2007. Ms. Hawthorne also served as a member of the audit committee from January to July 2007, the compensation committee from January to July 2007 and the nominating and governance committee from January to May 2007.

(5)
Mr. Krall's employment with our company terminated effective July 31, 2007. His base salary reflects the base salary he earned through that date. For a summary of his severance package, please see footnote (2) above. Mr. Krall served as a consultant to our company for the two-month period following his resignation as our President and Chief Executive Officer on July 31, 2007.

(6)
Mr. Legon became our Vice President and Acting Chief Financial Officer effective March 2, 2007. In connection with this promotion, Mr. Legon was awarded a cash bonus of $100,000. Mr. Legon also received a $7,500 cash bonus on January 24, 2007 as part of the company's Reward and Recognition program. On July 19, 2007, he became our Vice President and Chief Financial Officer. In connection with this promotion, Mr. Legon received an option to purchase 24,462 shares of common stock. Using the Black-Scholes option pricing model, this stock option had a fair value on the date of grant equal to $278,962.

(7)
Mr. Milbury resigned as our Vice President and Chief Financial Officer effective March 2, 2007. His base salary reflects the base salary he earned through his departure date, March 9, 2007. Mr. Milbury did not receive any severance amount in connection with his departure. He did receive $14,088 for unused vacation time.

(8)
On December 14, 2007, Mr. Lebolt was awarded a cash bonus of $200,000 and an award of 7,754 restricted stock units. The restricted stock units had a fair value on the date of grant equal to $199,975. The fair value is measured by multiplying the number of restricted stock units by the closing price of our common stock on NASDAQ on the date of grant.

(9)
Effective August 13, 2007, Mr. Rastogi became Acting General Manager of our Consumer division in addition to being our Vice President of Corporate Development. In connection with the additional responsibilities Mr. Rastogi assumed within our Consumer division, he was awarded a potential cash bonus of $150,000, of which $100,000 was guaranteed and $50,000 was dependent on our Consumer division reaching a certain financial target at the end of 2007. Thirty percent of the guaranteed portion of the bonus was paid in a lump sum and the remaining seventy percent is being paid in eight equal monthly installments beginning on September 7, 2007. If Mr. Rastogi's employment is terminated by the company other than for cause or if he terminates his employment for good reason prior to all such monthly payments being paid, all remaining payments will be paid in full in accordance with his executive employment agreement. Mr. Rastogi did not receive the $50,000 contingent portion of the bonus as our Consumer division did not reach the required financial target at the end of 2007.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2007

        The following table sets forth information regarding (i) the equity awarded to our new Chairman and Chief Executive Officer when he was hired on December 19, 2007, (ii) the equity awarded to our former Interim Chief Executive Officer and Interim President when she became our Interim Chief Executive Officer, (iii) our 2007 Employee Bonus Plan awards granted to each Named Executive Officer, (iv) our 2007 annual stock option and restricted stock unit awards granted to each Named Executive Officer, and (v) other equity awarded to certain of our Named Executive Officers in connection with promotions and other achievements.

						All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)		Grant Date Total Fair Value of Stock and Option Award(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)						Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date
		Threshold	Target	Maximum
Gary G. Greenfield	12/19/07	—	—	—		100,000			$2,541,000
	12/19/07						725,000	$25.42	$4,981,483
Nancy Hawthorne	08/15/07	—	—	—			47,255	$31.50	$498,540
	05/16/07						10,000	$32.70	$118,571
David A. Krall	12/12/06	$0	$771,400	$1,157,100	(1)
	02/23/07					36,004			$1,218,735
	02/23/07						97,289	$33.86	$1,144,167
Joel E. Legon	12/12/06	$0	$190,331	$285,497	(1)
	02/23/07					7,500			$253,875
	07/19/07						24,462	$36.51	$278,962
Paul J. Milbury	12/12/06	$0	$249,750	$374,625	(1)
David M. Lebolt	12/12/06	$0	$249,750	$374,625	(1)
	02/23/07					9,001			$304,684
	02/23/07						24,322	$33.86	$286,039
	12/14/07					7,754			$199,976
Graham Sharp	12/12/06	$0	$249,750	$374,625	(1)
	02/23/07					9,001			$304,684
	02/23/07						24,322	$33.86	$286,039
Sharad Rastogi	12/12/06	$0	$171,000	$256,500	(1)
	02/23/07					6,001			$203,134
	02/23/07						16,215	$33.86	$190,697

(1)
These awards represent estimated potential payouts under our 2007 Employee Bonus Plan, an annual non-equity incentive plan. Mr. Greenfield became our Chairman and Chief Executive Officer on December 19, 2007. Because his employment started in December 2007, he was not eligible to participate in our 2007 Employee Bonus Plan. Ms. Hawthorne, a director of our company who served as our Interim Chief Executive Officer from July 31, 2007 to December 19, 2007 and Interim President from December 19, 2007 to December 31, 2007, also was not eligible to participate in our 2007 Employee Bonus Plan. Bonus awards under our 2007 Employee Bonus Plan, which were conditional based on our company reaching a threshold operating profit and could have been increased or decreased based on individual performance, are determined as the result of formulae contained in the 2007 Employee Bonus Plan. Our 2007 Employee Bonus Plan is described in detail in the Compensation Discussion and Analysis above. The "Target" is the amount each of our Named Executive Officers would have received assuming (i) our company achieved its target operating profit of $115.9 million for 2007 and (ii) our compensation committee did not increase or decrease this amount due to the Named Executive Officer's individual performance. For our Named Executive Officers, our 2007 Employee Bonus Plan would have begun to pay out if our company achieved a threshold operating profit of $63.9 million for 2007. Even if our company had achieved the threshold operating profit, our compensation committee had the discretion to decrease a bonus to a Named Executive Officer to zero. Our 2007 Employee Bonus Plan did not have a maximum limit on the amount of the award that may have been paid under the plan, but if our three business units exceeded 150% of their total targeted operating profit, our compensation committee would have needed to approve any additional bonus payments resulting from this excess. The "Maximum" is the maximum amount each of our Named Executive Officers could have received without additional compensation committee approval. Because our company's operating profit for 2007 ($58.8 million) fell below the threshold operating profit set for 2007 ($63.9 million) for purposes of the 2007 Employee Bonus Plan, no bonuses were paid to our eligible Named Executive Officers under our 2007 Employee Bonus Plan.

(2)
Except for Mr. Greenfield and Mr. Lebolt, these restricted stock units were granted pursuant to our 2005 Stock Incentive Plan, as amended. These restricted stock units vest in four equal annual installments beginning on the first anniversary of the grant date. Mr. Greenfield was awarded 100,000 shares of our restricted common stock when he joined our company on December 19, 2007 as an inducement award as part of his compensation package. Twenty-five percent of the restricted shares vests on January 1, 2009. The remaining 75% of the restricted shares vests in equal quarterly installments commencing on March 19, 2009 until December 19, 2011. In addition to Mr. Lebolt's annual equity incentive award of 9,001 restricted stock units, he was also awarded 7,754 restricted stock units pursuant to our 2005 Stock Incentive Plan and $200,000 in cash in December 2007 in part in recognition of the role he played in connection with our management transitions in 2007 and in part for retention purposes.

(3)
Except for Mr. Greenfield and Ms. Hawthorne, these stock options were granted pursuant to our 1997 Stock Incentive Plan, as amended, in connection with our annual equity incentive award program. Each option becomes exercisable on August 23, 2007 as to 12.5% of the shares; the remaining 87.5% becomes exercisable in 42 equal monthly installments thereafter. Mr. Greenfield was awarded a stock option to purchase 725,000 shares of common stock when he joined our company on December 19, 2007 as an inducement award as part of his compensation package. Of the 725,000 shares subject to the stock option, 100,000 shares vest in equal 6.25% installments every three months beginning on March 19, 2008, 300,000 shares vest pursuant to a performance-based schedule tied to the improvement in our stock price and 325,000 shares vest pursuant to a performance-based schedule tied to both the improvement in our stock price and improvement in our annual return on equity. Ms. Hawthorne was granted an option to purchase 47,255 shares of common stock on August 15, 2007 in connection with her assumption of the role of Interim Chief Executive Officer on July 31, 2007. This option was scheduled to vest in twelve equal monthly installments beginning on August 15, 2007 so long as Ms. Hawthorne remained our Interim Chief Executive Officer. Ms. Hawthorne resigned from that role effective December 19, 2007 when Mr. Greenfield was hired as our Chairman and Chief Executive Officer. Upon her resignation, she forfeited 27,565 shares subject to this option. Ms. Hawthorne was also granted an option to purchase 10,000 shares of our common stock on May 16, 2007 as part of the annual compensation for service as an outside director.

(4)
These amounts represent the grant date fair value, computed in accordance with SFAS No. 123(R), of restricted stock, restricted stock units and stock options granted to our Named Executive Officers in 2007. The grant date fair value for the restricted stock and the restricted stock units was determined by multiplying the total number of shares of restricted stock or shares of common stock underlying the restricted stock units by the closing price of our company's common stock on NASDAQ on the grant date in accordance with SFAS No. 123(R). The grant date fair value for the stock options was determined on the date of grant using the Black-Scholes option pricing model. For Mr. Greenfield, (i) the grant date fair values for the time-based restricted stock awards and the time-based stock options were based on the methods stated above, (ii) the grant date fair value for the performance-based stock options tied to improvement in our stock price was determined using the Monte Carlo Valuation Method, and (iii) the grant date fair value for the performance-based stock options tied to improvement in our stock price and improvement in our annual return on equity was determined using the Monte Carlo Valuation Method and the Black-Scholes option pricing model with probability factors applied.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

        The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2007.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable	Number of Securities Underlying Unexercised Options— Unexercisable (1)		Equity Incentive Plan Award: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(1)		Market Value of Shares or Units of Stock that Have Not Vested
Gary G. Greenfield		725,000	(2)		$25.42	12/19/14
							100,000	(12)	$2,834,000	(16)
Nancy Hawthorne	3,000				$43.38	05/19/08
	10,000				$27.98	05/21/09
	10,000				$52.18	05/26/10
	10,000				$41.59	07/27/11
	10,000				$38.69	05/24/16
		10,000	(3)		$32.70	05/16/13
	19,689				$31.50	08/15/17
David A. Krall(4)		15,000			$29.00	12/31/07
		10,000			$35.06	12/31/07
		64,000			$42.91	12/31/07
		101,614			$65.81	12/31/07
		42,500			$40.95	12/31/07
		33,535			$33.86	12/31/07
Joel E. Legon	2,625	3,375	(5)		$47.02	03/07/16
		24,462	(6)		$36.51	07/19/17
							6,463	(13)	$183,161	(16)
							7,500	(14)	$212,550	(16)
Paul J. Milbury	18,750				$42.91	03/09/08
	21,250				$65.81	03/09/08
	5,625				$40.95	03/09/08
David M. Lebolt	6,250				$8.41	07/22/12
	6,875				$22.01	01/10/13
	11,375	875	(7)		$42.91	02/10/14
	21,250	8,750	(8)		$65.81	02/17/15
	8,438	6,562	(9)		$40.95	09/02/15
	5,068	19,254	(10)		$33.86	02/23/17
							5,604	(13)	$158,817	(16)
							9,001	(14)	$255,088	(16)
							7,754	(15)	$219,748	(16)
Graham Sharp	625				$14.13	03/06/12
	2,708				$22.01	01/10/13
	7,667	333	(7)		$42.91	02/10/14
	4,959	2,041	(8)		$65.81	02/17/15
	1,688	1,312	(9)		$40.95	09/02/15
	17,500	42,500	(11)		$38.75	10/13/16
	5,068	19,254	(10)		$33.86	02/23/17
							750	(13)	$21,255	(16)
							9,001	(14)	$255,088	(16)
Sharad Rastogi	48,000				$48.00	12/31/13
	4,250	1,750	(8)		$65.81	02/17/15
	16,875	13,125	(9)		$40.95	09/02/15
	3,378	12,837	(10)		$33.86	02/23/17
							3,923	(13)	$111,178	(16)
							6,001	(14)	$170,068	(16)

(1)
For the Named Executive Officers except Ms. Hawthorne, unvested stock options, restricted stock and restricted stock units vest in full if, within 12 months following a change-in-control of our company, such Named Executive Officer is terminated by us without cause or if such Named Executive Officer terminates his employment with us for good reason.

(2)
100,000 of the shares subject to this option vest in equal 6.25% quarterly installments until December 19, 2011 when all such shares will be vested; 300,000 of the shares subject to this option will vest on a performance-based schedule tied to improvement in our stock price; and 325,000 of the shares subject to this option will vest on a performance-based schedule tied to both improvement in our stock price and our annual return on equity.

(3)
All of the shares subject to this option will vest on May 16, 2008.

(4)
Mr. Krall's employment was terminated on July 31, 2007. Pursuant to the terms of his executive employment agreement, Mr. Krall received an additional one-year vesting on all unvested equity awards that he held as of his termination date. All other unvested equity awards that he held as of his termination date terminated. Mr. Krall served as a consultant to our company for a two-month period following his termination date. Mr. Krall had 90 days from the end of his consulting period, September 30, 2007, to exercise his vested stock options. All vested stock options expired on December 31, 2007.

(5)
2.083% of the shares subject to this option vest each month until March 7, 2010 when all shares will be vested.

(6)
12.5% of the shares subject to this option vest on January 19, 2008. 2.083% of the remaining shares subject to this option vest each month until July 19, 2011 when all shares will be vested.

(7)
2.083% of the shares subject to this option vest each month until February 10, 2008 when all shares will be vested.

(8)
In October 2005, our board of directors approved a partial acceleration of the vesting of this option so that the option became immediately exercisable as to the number of shares that would have been exercisable as of December 31, 2007. Beginning on January 17, 2008, 2.083% of the shares subject to this option vest each month until February 17, 2009 when all shares will be vested.

(9)
2.083% of the shares subject to this option vest each month until September 2, 2009 when all shares will be vested.

(10)
2.083% of the shares subject to this option vest each month until February 23, 2011 when all shares will be vested.

(11)
2.083% of the shares subject to this option vest each month until October 12, 2010 when all shares will be vested.

(12)
25% of the shares subject to this option will vest on January 1, 2009. The remaining 75% of the shares will vest in equal quarterly installments of 6.25% until fully vested on January 1, 2012.

(13)
25% of the shares subject to this option will vest annually on March 9th of each of 2007, 2008, 2009 and 2010.

(14)
25% of the shares subject to this option will vest annually on February 23rd of each of 2008, 2009, 2010 and 2011.

(15)
33.33% of the shares subject to this option will vest annually on December 14th of each of 2008, 2009, and 2010.

(16)
This amount was determined by multiplying the total number of shares of our common stock underlying the restricted stock units by $28.34, the closing price of our common stock on NASDAQ on December 31, 2007.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2007

        The following table sets forth the number of shares of common stock acquired pursuant to the exercise of options by, and the number of restricted stock awards that vested for, our Named Executive Officers in 2007 and the aggregate dollar amount realized by our Named Executive Officers upon the exercise of options and the vesting of restricted stock awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Gary G. Greenfield	—	—	—	—
Nancy Hawthorne	10,000	$171,717	—	—
David A. Krall	310,000	$3,208,064	20,213	$656,405
Joel E. Legon	—	—	2,155	$71,654
Paul J. Milbury	8,333	$116,078	1,869	$62,518
David M. Lebolt	—	—	1,869	$62,518
Graham Sharp	—	—	250	$8,363
Sharad Rastogi	—	—	1,308	$43,753

Non-Qualified Deferred Compensation

        Our executive officers, along with our U.S.-based vice presidents and members of our board of directors, are eligible to participate in our non-qualified deferred compensation plan, which was established to provide participants with the opportunity to defer the receipt of up to 60% of their base salary and all or a portion of their bonuses or director's fees, as applicable. Under our non-qualified deferred compensation plan, we credit each participant's account with the amount that would have been earned had the deferred amounts been invested in one or more of the various investment options (as selected by the participant) that are available under our non-qualified deferred compensation plan. The available investment options are the same investment options that are generally available to all employees under our 401(k) retirement plan. The interest rate earned on the deferred amounts is not above-market or preferential. Participants who terminate their employment with us after reaching age 55 will be paid, at the participant's option, in a lump sum or in installments over two to ten years. Participants who terminate employment with our company before attaining age 55 or due to death will be paid in a lump sum. In each case, payments may also be delayed by six months in order to comply with Internal Revenue Code Section 409A. Participants who experience an unforeseen catastrophic financial emergency may receive, while still employed, a lump sum distribution of an amount necessary to alleviate the emergency. Participants are not permitted to withdraw funds from their accounts for any reason other than in connection with termination or death, or an unforeseen catastrophic financial emergency. In addition, we are not required to make, nor do we make, any contributions to our non-qualified deferred compensation plan. The benefits payable under our non-qualified deferred compensation plan represent an unfunded and unsecured contractual obligation of our company to pay the value of the deferred compensation in the future. As of December 31, 2007, there was an obligation of $1,462,454 in the plan.

        The table below sets forth information for our only Named Executive Officers who participated in our non-qualified deferred compensation plan in 2007.

NON-QUALIFED DEFERRED COMPENSATION FOR FISCAL YEAR 2007

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions		Aggregate Balance at Last Fiscal Year End
Nancy Hawthorne	—	—	$1,922	—		$37,314
David A. Krall	—	—	$7,845	$187,113	(1)	—

(1)
Pursuant to the terms of our deferred compensation plan, Mr. Krall received this amount when his employment terminated on July 31, 2007.

Other Elements

        Our employee stock purchase plan, which is generally available to all employees who work over 20 hours per week, including our executive officers, allows participants to purchase shares of our common stock at a 5% discount from the fair market value of our common stock at the end of the applicable offering period. This discount will increase to 15% with the offering period beginning May 1, 2008. Our employees purchased a total of 39,406 shares of common stock under this plan in 2007.

Severance and Change-in-Control Benefits

  Executive Employment Agreement with Gary G. Greenfield

        In connection with his joining our company, Mr. Greenfield and the company entered into an executive employment agreement, which has a term of five years, which will be extended for an additional 12 months in the event of a change-in-control of our company or a potential change-in-control of our company occurring in 2012. Under the agreement, Mr. Greenfield is entitled to receive:

  •
  an annual base salary of $900,000 per year which may be increased, but not decreased, during the term at the discretion of our compensation committee;

  •
  a one-time bonus of $600,000, net of applicable taxes and withholding, which was paid in January 2008;

  •
  an annual incentive bonus (commencing with our 2008 fiscal year) based on the achievement of performance objectives to be developed and determined by Mr. Greenfield and our compensation committee equal to between 100% and 135% of his base salary as of the end of the year; for 2008, the total cash compensation payable to Mr. Greenfield (excluding his $600,000 sign-on bonus) may not exceed $2,115,000;

  •
  six weeks paid vacation;

  •
  reimbursement of expenses (and a tax gross-up) related to Mr. Greenfield's establishment of a residence in the Greater Boston area;

  •
  100,000 shares of our restricted common stock, with a purchase price per share equal to the par value of our common stock; the restricted shares will vest as to 25% of the shares on January 1, 2009 and thereafter in equal quarterly installments beginning on March 19, 2009 until fully vested on December 19, 2011, as long as Mr. Greenfield is employed by our company on each vesting date; and

  •
  a stock option to purchase 725,000 shares of common stock, which has a seven-year term and an exercise price per share equal to the closing price of our common stock on NASDAQ on the date of grant, that will vest as follows:

  •
  100,000 shares subject to the stock option will vest in equal 6.25% increments every three months, with the first vesting date on March 19, 2008 and the last vesting date on December 19, 2011, so long as Mr. Greenfield is still employed by our company on each such vesting date;

  •
  300,000 shares subject to the stock option will vest on a performance-based schedule tied to improvement in our stock price as follows:

  •
  150,000 shares subject to the stock option will vest at the end of the first 20 consecutive trading day period following December 19, 2007 during which our common stock trades at a price per share of at least $50.84, as adjusted for stock splits and stock dividends; and

  •
  an additional 150,000 shares subject to the stock option will vest at the end of the first 20 consecutive trading day period following December 19, 2007 during which our common stock trades at a price per share of at least $76.26, as adjusted for stock splits and stock dividends; and

  •
  325,000 shares subject to the stock option will vest on a performance-based schedule tied to both improvement in our stock price and our annual return on equity, or ROE, in accordance with the following table, in calendar year periods, commencing with calendar year 2008; improvements for each calendar year are measured against a baseline ROE for the 12-month period ended September 30, 2007.

ROE Percentage Point Improvement in Calendar Year Compared to Baseline	Percentage of ROE Option Shares to Vest
14%	100%
12%	90%
10%	75%
8%	60%
6%	45%
4%	30%
2%	15%
0%	0%

    If any of these shares are not vested at the end of the seventh calendar year (2014), they will be forfeited.

    ROE is determined using our non-GAAP net income as published in an earning release, adding the provision for income taxes and subtracting the non-GAAP related tax adjustments for the applicable period and dividing by the average common stockholder equity during the same period.

    Additionally, these shares will vest in full at the end of the first 20 consecutive trading day period following December 19, 2007 during which our common stock trades at a price per share of at least $101.68, as adjusted for stock splits and stock dividends.

        The agreement provides that if Mr. Greenfield's employment with the Company is terminated by the Company without cause or by Mr. Greenfield for good reason other than within 12 months after a change-in-control of our company, Mr. Greenfield will be entitled to receive, along with certain other payments set forth in the agreement, (i) 12 months base salary, (ii) a bonus equal to the greater of

Mr. Greenfield's highest annual incentive bonus for the prior two years or 100% of his base salary plus a pro rata portion of that bonus, and (iii) reimbursement of COBRA premiums for 12 months. In addition, any time-based vesting awards held by Mr. Greenfield will vest as to an additional number of shares equal to the number of shares that would have been vested as of the end of the 12-month period following the date Mr. Greenfield's employment terminates. Mr. Greenfield will also be entitled to exercise any options for 12 months after the termination of his employment.

        If Mr. Greenfield's employment is terminated by our company without cause or by Mr. Greenfield for good reason within 12 months after a change-in-control of our company or during a potential change-in-control period, Mr. Greenfield will be entitled to receive, along with certain other payments set forth in the agreement, (i) the greater of Mr. Greenfield's highest annual incentive bonus for the prior two years or 100% of his base salary prorated through the date Mr. Greenfield's employment terminates and (ii) an amount equal to 1.5 times the sum of his base salary plus the greater of Mr. Greenfield's highest annual incentive bonus for the prior two years or 100% of his base salary. In the case of a termination after a change-in-control of our company, the foregoing amounts will be made in a lump sum payment and in the case of a termination during a potential change-in-control, they will be paid over the 18-month period commencing on the termination of employment. In addition, all outstanding stock options and restricted stock awards held by Mr. Greenfield will vest in full and Mr. Greenfield will be entitled to exercise any options for 18 months after the termination of his employment. Mr. Greenfield will be entitled to reimbursement of COBRA premiums for 18 months. Mr. Greenfield will also be entitled to certain tax gross-up payments if he is subject to excise taxes in the event of a change-in-control of our company or if he is subject to any liability under Section 409A of the Internal Revenue Code.

        In the event of his death or disability, Mr. Greenfield will be entitled to 12 months base salary and any time-based vesting awards held by Mr. Greenfield will vest as to an additional number of shares equal to the number of shares that would have been vested as of the end of the 12-month period following the date Mr. Greenfield's employment terminates.

        Section 409A of the Internal Revenue Code forbids certain severance payments to be made to executive officers during the six-month period following termination of employment because these payments are considered deferred compensation under the definition of the Internal Revenue Code. To the extent any payments to be made to Mr. Greenfield violate Section 409A of the Internal Revenue Code, we will hold the amounts and pay them in a lump sum without interest soon after the time permitted under Section 409A.

        In order to be eligible to receive any of the above severance and change-in-control payments and benefits, Mr. Greenfield must execute a general release of claims against our company, excluding any claims relating to our company's obligations under the executive employment agreement.

        The agreement contains non-competition and non-solicitation provisions that will restrict Mr. Greenfield from engaging in activities competitive with the business of our company or soliciting persons that were employed by or engaged with our company for a period of 12 months in connection with a termination, other than in connection with a change-in-control of our company, and 18 months in connection with a termination after a change-in-control of our company.

        For the purposes of this agreement, cause includes:

  •
  willful and material failure to perform assigned duties and responsibilities;

  •
  a breach of the employment agreement or any other material written agreement;

  •
  material violation of a material company policy;

  •
  fraud, embezzlement or other material dishonesty relating to the company;

  •
  conviction of a crime constituting a felony or involving fraud, dishonesty or moral turpitude; and

  •
  failing or refusing to cooperate in an internal or external investigation of any matter in which the company has a material interest in the outcome of the investigation.

        For purposes of this agreement, good reason includes:

  •
  material breach of the employment agreement by the company;

  •
  a material diminution in Mr. Greenfield's authority, duties or responsibilities;

  •
  a requirement that Mr. Greenfield report to anyone other than our board of directors;

  •
  in connection with a change-in-control of our company, Mr. Greenfield not being appointed as chairman and chief executive officer of the surviving company; and

  •
  a material change in Mr. Greenfield's office location.

        For purposes of this agreement, a change-in-control of our company is deemed to have occurred when:

  •
  any "person," as defined in the Exchange Act of 1934, acquires 30% or more of our voting securities;

  •
  a majority of our directors are replaced in certain circumstances; or

  •
  stockholders approve certain mergers, or a liquidation or sale of our assets;

and the event that occurs is a "change in the ownership or effective control of a corporation" or a "change in the ownership of a substantial portion of the assets of a corporation" as defined in Treasury Regulation &1.409A-3(i)(5).

  Agreements with our other Named Executive Officers

        We have employment agreements with four of our other Named Executive Officers (Messrs. Lebolt, Legon, Sharp and Rastogi) and certain other executive officers that provide for severance benefits following a termination of their employment with our company other than a termination following a change-in-control of our company. The agreements with these Named Executive Officers provide for a term of two years and will automatically renew for one-year periods so long as neither the company nor the Named Executive Officer provides six-months prior written notice of its intent to terminate. If we terminate the Named Executive Officer's employment other than for cause, or if the Named Executive Officer terminates his employment for good reason, we must pay the Named Executive Officer his base salary and provide the Named Executive Officer with medical benefits for the 12 months following his termination. We must also pay the Named Executive Officer his target annual cash incentive compensation for the year of termination, if any, multiplied by the actual plan payout factor and prorated for the number of months that the Named Executive Officer actually worked for us. Furthermore, any time-based stock options, shares of restricted stock and restricted stock units that were due to vest within 12 months after the Named Executive Officer's date of termination will vest immediately upon termination. Vested stock options will be exercisable for a period of 12 months following termination. In order to be eligible to receive any of the above payments and benefits, the Named Executive Officer must execute a general release of claims against our company, excluding any claims relating to our company's obligations under the executive employment agreement.

        Section 409A of the Internal Revenue Code forbids certain severance payments to be made to executive officers during the six-month period following termination of employment if these payments are considered deferred compensation under the definition of the Internal Revenue Code. To the extent any payments to be made to the other Named Executive Officers violate Section 409A of the

Internal Revenue Code, we will hold the amounts and pay them in a lump sum without interest soon after the time permitted under Section 409A.

        The employment agreements (other than the agreements entered into with Messrs. Lebolt and Rastogi and other California-based executive officers) contain provisions that restrict each of our Named Executive Officers' ability to engage in business that is competitive with our company's business for a period of one year following his termination, or to solicit any person who was employed by or engaged with our company for a period of one year following his termination. The employment agreements with Messrs. Lebolt and Rastogi and other California-based executive officers do not contain these provisions because they are not enforceable under California law.

        For the purposes of these agreements, cause includes:

  •
  material failure to perform assigned duties and responsibilities;

  •
  a breach of the employment agreement or any other agreement;

  •
  a serious and material violation of a company policy;

  •
  fraud, embezzlement or other material dishonesty relating to the company;

  •
  conviction of a felony or any other crime involving fraud, dishonesty or moral turpitude; and

  •
  failing or refusing to cooperate in an internal or external investigation of any matter in which the company has a material interest in the outcome of the investigation.

        For purposes of these agreements, good reason includes:

  •
  a material diminution in the executive officer's authority, duties or responsibilities;

  •
  a material diminution in the executive officer's base salary other than an across-the-board reduction in the base salaries of all executive officers;

  •
  a material diminution in the authority, duties or responsibilities of the supervisor to whom the executive officer reports, including a requirement that the executive officer report to someone other that our Chief Executive Officer, Chief Financial Officer or Chief Operating Officer;

  •
  a material diminution in the budget over which the executive officer retains authority;

  •
  a material change in the executive officer's office location; and

  •
  material breach of the employment agreement by the company.

        The following table sets forth the estimated benefits that each of our Named Executive Officers would be entitled to receive upon termination of his employment with our company (other than a termination following a change-in-control of our company) if our company terminates the Named Executive Officer without cause or the Named Executive Officer terminates his employment for good reason. Except with respect to Ms. Hawthorne, and Messrs. Krall and Milbury, these disclosed amounts assume that the Named Executive Officers' employment terminated on December 31, 2007. The amounts disclosed in the table are estimates only and do not necessarily reflect the actual amounts that would be paid to our Named Executive Officers, which would only be known at the time that they become eligible for payment following their termination. The amounts for Messrs. Milbury and Krall reflect the actual amount each was entitled to receive upon his termination of employment with us on March 9, 2007 and July 31, 2007, respectively. Ms. Hawthorne was not entitled to receive any severance payments when she resigned from her position as our Interim Chief Executive Officer on December 19, 2007 and Interim President on December 31, 2007.

Estimated Current Value of Severance Benefits
(Other than Change-in-Control Benefits)

Name	Severance Amount(1)	Early Vesting of Stock Options(2)	Early Vesting of Restricted Stock and Restricted Stock Units(3)	Other(4)	Total
Gary G. Greenfield(5)	$1,832,055	$73,000	—	$40,996	$1,946,051
Nancy Hawthorne(6)	—	—	—	$10,751	$10,751
David A. Krall	$1,102,000	—	$468,885	$31,220	$1,602,105
Joel E. Legon(5)	$540,331	—	$114,170	$29,924	$684,425
Paul J. Milbury(7)	—	—	—	$14,088	$14,088
David M. Lebolt (5)	$582,750	—	$189,924	$21,590	$794,264
Graham Sharp(5)	$582,750	—	$70,854	$29,157	$682,761
Sharad Rastogi(5)	$452,712	—	$79,579	$31,220	$563,511

(1)
Except for Mr. Greenfield, Ms. Hawthorne and Mr. Krall, this amount reflects the sum of each Named Executive Officer's (i) annual base salary in effect on the date of termination and (ii) target annual cash incentive compensation for the year of termination multiplied by the actual plan payout factor (assuming the plan payout factor is 100%) and prorated for the number of months that the executive officer was actually employed by our company. For Mr. Greenfield, this amount represents the sum of (i) his annual base salary in effect on the date of termination and (ii) two cash incentive compensation payments for the year of termination, in each case assuming the plan payout factor is 100%, as follows: (a) 100% target annual cash incentive compensation and (b) target annual cash incentive compensation prorated for the number of days Mr. Greenfield was employed by our company.

  Ms. Hawthorne served as our Interim Chief Executive Officer from July 31, 2007 to December 19, 2007 and as Interim President from December 19, 2007 to December 31, 2007. She was not entitled to any severance benefits when she resigned from these positions. With respect to Mr. Krall, this amount reflects two times his base salary in effect on his date of termination, July 31, 2007. This amount is subject to reduction if Mr. Krall is employed after July 31, 2008. See footnote (2)(c) under the Summary Compensation Table for Fiscal Years 2006 and 2007 above for more detailed information regarding Mr. Krall's severance amount.

(2)
Except for Mr. Krall, this amount equals the difference between the exercise price of each option and $28.34, the closing price of our common stock on NASDAQ on December 31, 2007, multiplied by the number of shares of common stock underlying stock options that would have vested during the period beginning January 1, 2008 and ending December 31, 2008. For Mr. Krall, this amount equals the difference between the exercise price of each option and $32.10, the closing price of our common stock on NASDAQ on July 31, 2007, the date Mr. Krall's employment terminated, multiplied by the number of shares of common stock underlying the stock options that would have vested during the period beginning August 1, 2007 and ending July 31, 2008. Although Messrs. Legon, Lebolt, Sharp and Rastogi were entitled to one-year acceleration of vesting with respect to stock options that they held on December 31, 2007 and Mr. Krall was entitled to one-year acceleration of vesting with respect to stock options he held on July 31, 2007, because the closing price of our common stock on NASDAQ on December 31, 2007 and July 31, 2007 was below the respective exercise prices of these stock options, no value is reflected.

(3)
Except for Mr. Krall, this amount equals the number of shares of restricted stock units that would have vested during the period beginning January 1, 2008 and ending December 31, 2008 multiplied by $28.34, the closing price of our common stock on NASDAQ on December 31, 2007. For Mr. Krall, this amount equals the number of shares of restricted stock and restricted stock units that would have vested during the period beginning August 1, 2007 and ending July 31, 2008 multiplied by $32.10, the closing price of our common stock on NASDAQ on July 31, 2007, the date Mr. Krall's employment with our company terminated.

(4)
Includes (i) $30,000 for outplacement services for Mr. Greenfield and $15,000 for outplacement services for Messrs. Krall, Legon, Lebolt, Rastogi and Sharp, and (ii) 12 months of medical benefits continuation for each Named Executive Officer (except for Ms. Hawthorne) as follows: Mr. Greenfield: $10,996, Mr. Krall: $16,220, Mr. Legon: $14,924, Mr. Milbury: $0, Mr. Lebolt: $6,590, Mr. Sharp: $14,157 and Mr. Rastogi: $16,220.

(5)
Upon termination of employment due to death or disability, each of the following Named Executive Officers would be entitled to receive the following amounts: Mr. Greenfield: $973,000, Mr. Legon: $464,170, Mr. Lebolt: $522,924, Mr. Sharp: $403,854 and Mr. Rastogi: $364,579. These amounts represent the following for each of the Named Executive Officers: (i) his annual base salary in effect on the date of death or disability (Mr. Greenfield: $900,000, Mr. Legon: $350,000, Mr. Lebolt: $333,000, Mr. Sharp: $333,000 and Mr. Rastogi: $285,000) (this amount is subject to reduction if the Named Executive Officer receives payment under our company's long-term disability plan) plus (ii) the aggregate amount set forth in the second and third columns above representing the value to the Named Executive Officer of 12 months of acceleration of unvested stock options, restricted stock and restricted stock units. In order for the Named Executive Officers to be eligible to receive any of the above payments and benefits, he must execute a general release of claims against our company, excluding any claims relating to our company's obligations under his executive employment agreement. As our Interim Chief Executive Officer and Interim President, Ms. Hawthorne was not entitled to any benefits upon death or disability.

(6)
Represents the amount Ms. Hawthorne received for unused vacation time.

(7)
Represents the amount Mr. Milbury received for unused vacation time.

        We also have change-in-control agreements with four of our Named Executive Officers (Messrs. Lebolt, Legon, Sharp and Rastogi) and other executive officers. Mr. Greenfield's change-in-control benefits are contained in his executive employment agreement and are summarized above under the section "Executive Employment Agreement with Gary G. Greenfield."

        The change-in-control agreements that we entered into with Messrs. Lebolt, Legon, Sharp and Rastogi (and other executive officers) are intended to provide for continuity of management in the event of a change-in-control of our company. These agreements provide that if, within 12 months following a change-in-control of our company, the officer's employment is terminated by us without cause or if the officer terminates his or her employment with us for good reason, the officer will receive any earned but unpaid salary and a bonus payment for the year of termination equal to the greater of the highest annual bonus earned in the two most recent full fiscal years preceding the date of termination and the officer's target bonus award for the fiscal year in which the termination occurs, prorated for the number of days the officer worked for us during the year of termination. The officer will also receive a lump sum severance payment equal to 1.5 times the sum of his or her annual base salary plus the greater of the highest annual bonus earned in the two most recent full fiscal years preceding the date of termination and the officer's target bonus award for the fiscal year in which the termination occurs. In addition, the officer is entitled to receive medical benefits comparable to those he or she received while employed by us for the 18 months following the date of termination. The change-in-control agreements also provide that if the severance payment is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the severance payment will be reduced to an amount that will not subject the executive officer to the excise tax, if the cut-back will not reduce the after-tax amount the executive officer would receive, after taking into account the severance payment and the excise tax, by more than $50,000. Finally, all unvested stock options, shares of restricted stock and restricted stock units then held by the officer will vest immediately and be exercisable for a period of 18 months following the officer's termination. Any incentive stock option that is not exercised within three months after the termination date will automatically become a nonstatutory stock option under the tax rules of the Internal Revenue Code. In order for the Named Executive Officers to be eligible to receive any of the above payments and benefits, he or she must execute a general release of claims against our company, excluding any claims relating to our company's obligations under the change-in-control agreement.

        The change-in-control agreements (other than the agreements entered into with Messrs. Rastogi and Lebolt and other executive officers located in California) contain provisions that restrict each of our Named Executive Officers' ability (i) to engage in business that is competitive with our company's business for a period of 18 months following his termination and, (ii) to solicit any person who was employed by or engaged with our company for a period of at least 18 months following his termination. The change-in-control agreements with Messrs. Lebolt and Rastogi and other California-based executive officers do not contain these provisions because they are not enforceable under California law.

        For the purposes of these change-in-control agreements, cause includes:

  •
  willful and continued failure to perform assigned duties and responsibilities;

  •
  a breach of the company's employee nondisclosure and invention assignment agreement;

  •
  willful engaging in gross misconduct materially and demonstrably injurious to the company;

  •
  fraud, embezzlement or other material dishonesty relating to the company;

  •
  conviction of a felony or any other crime involving fraud, dishonesty or moral turpitude; and

  •
  failing or refusing to cooperate in an internal or external investigation of any matter in which the company has a material interest in the outcome of the investigation.

        For purposes of these change-in-control agreements, good reason includes:

  •
  a material diminution in the executive officer's authority, duties or responsibilities;

  •
  a material diminution in the executive officer's base salary other than an across-the-board reduction in the base salaries of all executive officers;

  •
  a material diminution in the authority, duties or responsibilities of the supervisor to whom the executive officer reports, including a requirement that the executive officer report to someone other that our Chief Executive Officer, Chief Financial Officer or Chief Operating Officer;

  •
  a material diminution in the budget over which the executive officer retains authority;

  •
  a material change in the executive officer's office location; and

  •
  material breach of the change-in-control agreement by the company.

        Under the terms of these agreements, a change-in-control would include any of the following events:

  •
  any "person," as defined in the Exchange Act, acquires 30% or more of our voting securities;

  •
  a majority of our directors are replaced in certain circumstances; or

  •
  stockholders approve certain mergers, or a liquidation or sale of our assets.

        Under the individual change-in-control agreements with our Named Executive Officers, each of our Named Executive Officers would be entitled to receive the following estimated benefits if his employment were terminated by us without cause or if he terminates his employment with us for good reason within 12 months after a change-in-control of our company. These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to our Named Executive Officers, which would only be known at the time that they become eligible for payment and would only be payable if a change-in-control of our company were to occur. The table below reflects the amount that could be payable under the various arrangements assuming that the change-in-control of our company occurred on December 31, 2007 and the Named Executive Officer's employment was immediately terminated, including in Mr. Greenfield's case, a gross-up for certain taxes in the event that any payments made in connection with a change-in-control of our company would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. No information is provided for Messrs. Krall or Milbury because they were not employees on December 31, 2007. No information is provided for Ms. Hawthorne because she was not entitled to change-in-control benefits.

Estimated Current Value of Change-in-Control Benefits

	Severance Amount(1)	Early Vesting of Stock Options(2)	Early Vesting of Restricted Stock and Restricted Stock Units(3)	Estimated Tax Gross-Up	Other(4)	Total
Gary G. Greenfield(5)	$2,732,055	$2,117,000	$2,833,000	$3,280,220	$46,494	$11,008,769
Joel E. Legon(5)	$1,000,828	—	$395,572	—	$37,386	$1,433,786
David M. Lebolt(5)	$1,123,875	—	$633,430	—	$24,885	$1,782,190
Graham Sharp(5)	$1,123,875	—	$276,246	—	$36,236	$1,436,357
Sharad Rastogi(5)	$846,779	—	$281,147	—	$39,330	$1,167,256

(1)
Except for Mr. Greenfield, this amount represents (i) the executive officer's accrued salary and pro rata portion of the greater of the executive officer's (a) current bonus target or (b) highest annual bonus earned during the prior two years of employment plus (ii) 1.5 times the sum of the executive officer's (a) base salary in effect on the date of termination and (b) the greater of the executive officer's highest annual bonus earned in the two most recent full fiscal years preceding the date of termination or the executive officer's target bonus award for the fiscal year in which the termination occurs. Pursuant to the terms of the change-in-control agreements entered into between our company and each of the Named Executive Officers (excluding Mr. Greenfield), if it is determined that any of these severance amounts are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then these severance amounts may be reduced to an amount that will not subject the Named Executive Officer to the excise tax imposed by Section 4999 if the cutback does not exceed by at least $50,000 the additional tax that would be incurred if the cutback were paid to the Named Executive Officer. For Mr. Greenfield, this amount represents (i) his accrued salary and pro rata portion of the greater of his (a) current base salary or (b) highest annual bonus earned during the prior two years of employment plus (ii) 1.5 times the sum of his (a) base salary in effect on the date of termination and (b) the greater of his highest annual bonus earned in the two most recent full fiscal years preceding the date of termination and his current base salary.

(2)
This amount equals the difference between the exercise price of each option and $28.34, the closing price of our common stock on NASDAQ on December 31, 2007, multiplied by the number of unvested shares of common stock underlying stock options on December 31, 2007, the assumed date of termination. Upon termination following a change-in-control of our company, all unvested stock options held by the Named Executive Officer will vest in full. Although Messrs. Legon, Lebolt, Sharp and Rastogi were entitled to full acceleration of vesting with respect to stock options that they held on December 31, 2007, because the closing price of our common stock on NASDAQ on December 31, 2007 was below the exercise prices of these stock options, no value is reflected.

(3)
This amount equals the total number of shares of restricted stock and restricted stock units held by the Named Executive Officer on December 31, 2007 that would have vested in full on December 31, 2007, the assumed date of termination following a change-in-control of our company, multiplied by $28.34, the closing price of our common stock on NASDAQ on December 31, 2007.

(4)
Includes (i) $30,000 for outplacement services for Mr. Greenfield and $15,000 for outplacement services for each of the other Named Executive Officers, and (ii) 18 months of medical benefits continuation for each Named Executive Officer as follows: Mr. Greenfield: $16,494, Mr. Legon: $22,386, Mr. Lebolt: $9,885, Mr. Sharp: $21,236, and Mr. Rastogi: $24,330.

(5)
Upon termination of employment due to death or disability within 12 months after a change-in-control of our company, each Named Executive Officer would be entitled to receive an amount equal to his annual base salary in effect on the date of death or disability and an additional 12 months of vesting on all time-based unvested stock options, restricted stock and restricted stock units. Upon death or disability, each of the following Named Executive Officers would be entitled to receive the following amounts: Mr. Greenfield: $973,000, Mr. Legon: $464,170, Mr. Lebolt: $522,924, Mr. Sharp: $403,854, and Mr. Rastogi: $364,579. These amounts represent the following for each of the Named Executive Officers: (i) his annual base salary in effect on the date of death or disability (Mr. Greenfield: $900,000, Mr. Legon: $350,000, Mr. Lebolt: $333,000, Mr. Sharp: $333,000, and Mr. Rastogi: $285,000) (this amount is subject to reduction if the Named Executive Officer receives payment under our company's long-term disability plan) plus (ii) the aggregate amount set forth in the second and third columns of the table above entitled "Estimated Current Value of Severance Benefits" representing the value to the Named Executive Officer of 12 months of acceleration of time-based unvested stock options, restricted stock and restricted stock units. In order for a Named Executive Officer to be eligible to receive any of the above payments and benefits, he must execute a general release of claims against our company, excluding any claims relating to our company's obligations under his change-in-control agreement.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information with respect to stock options and other equity awards under our equity compensation plans as of December 31, 2007.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders(3)	2,318,892	$41.65	2,120,876	(4)
Equity Compensation Plans Not Approved by Security Holders(5)	2,165,479	$31.29	156,186

Total	4,484,371	$35.80	2,277,062

(1)
Includes only stock options and restricted stock units outstanding under our equity compensation plans, since no warrants or other rights were outstanding as of December 31, 2007.

(2)
The weighted average exercise price of outstanding options does not take into account restricted stock units, which have a de minimis purchase price.

(3)
Includes our 1993 Director Stock Option Plan, as amended; 1994 Stock Option Plan, as amended; Amended and Restated 1996 Employee Stock Purchase Plan; 1997 Stock Incentive Plan, as amended; and 2005 Stock Incentive Plan, as amended.

(4)
Includes 11,711 shares of common stock issued in connection with the offering period that ended on January 31, 2008 under our Amended and Restated 1996 Employee Stock Purchase Plan.

(5)
Includes our 1997 Stock Option Plan, 1998 Stock Option Plan, 1998 Avid-Softimage Stock Option Plan, Amended and Restated 1999 Stock Option Plan, 2002 Midiman Inc. Stock Option/Stock Issuance Plan, Sibelius Software Limited Enterprise Management Incentive Scheme, Sibelius Software Limited Unapproved Discretionary Share Option Scheme 2000, and Nonstatutory Stock Option Agreement dated December 19, 2007 entered into with Mr. Greenfield.

        The following are summaries of our equity compensation plans that have not been approved by our stockholders:

  1997 Stock Option Plan

        Our 1997 Stock Option Plan was adopted by our board of directors in December 1997 and provides for the grant of non-statutory stock options for up to 1,000,000 shares of common stock. As of December 31, 2007, there were 98,520 shares reserved for issuance upon exercise of outstanding options and no shares available for future grant under the plan.

  1998 Stock Option Plan

        Our 1998 Stock Option Plan was adopted by our board of directors in December 1998 and provides for the grant of non-statutory stock options for up to 1,500,000 shares of common stock. As of December 31, 2007, there were 224,770 shares reserved for issuance upon exercise of outstanding options and 1,834 shares available for future grant under the plan.

  1998 Avid-Softimage Stock Option Plan

        Our 1998 Avid-Softimage Stock Option Plan was adopted by our board of directors in June 1998 in connection with our acquisition of Softimage Inc. (now known as Softimage Co.) and provides for the grant of non-statutory stock options for up to 2,000,000 shares of common stock. As of December 31, 2007, there were 9,935 shares reserved for issuance upon exercise of outstanding options under the plan. No additional shares will be issued under the plan.

  Amended and Restated 1999 Stock Option Plan

        Our Amended and Restated 1999 Stock Option Plan was adopted by our board of directors in November 1999 and provides for the grant of non-statutory stock options for up to 4,750,000 shares of common stock, of which up to 500,000 shares may be issued as restricted stock. As of December 31, 2007, there were 1,015,890 shares reserved for issuance upon exercise of outstanding options and 23,449 shares available for future grants of either stock options or restricted stock under the plan.

  2002 Midiman, Inc. Stock Option/Stock Issuance Plan

        We assumed our 2002 Midiman, Inc. Stock Option/Stock Issuance Plan in August 2004 in connection with our acquisition of Midiman, Inc. (d/b/a M-Audio). The plan provides for the grant of incentive stock options, non-statutory stock options and restricted stock for up to 864,113 shares of common stock. As of December 31, 2007, there were 43,598 shares reserved for issuance upon exercise of outstanding options and 130,903 shares available for future grant under the plan.

  Sibelius Software Limited Enterprise Management Incentive Scheme

        We assumed our Sibelius Software Limited Enterprise Management Incentive Scheme in July 2006 in connection with our acquisition of Sibelius Software Limited, or Sibelius. The plan provides for the grant of Qualifying Options under the United Kingdom Finance Act 2000 for up to 24,772 shares of common stock. As of December 31, 2007, there were 9,635 shares reserved for issuance upon exercise of outstanding options under the plan. No additional shares will be issued under the plan.

  Sibelius Software Limited Unapproved Discretionary Share Option Scheme 2000

        We assumed our Sibelius Software Limited Unapproved Discretionary Share Option Scheme 2000 in July 2006 in connection with our acquisition of Sibelius. The plan provides for the grant of non-statutory stock options for up to 9,809 shares of common stock. As of December 31, 2007, there were 4,904 shares reserved for issuance upon exercise of outstanding options under the plan. No additional shares will be issued under the plan.

  Nonstatutory Stock Option Agreement dated December 19, 2007

        The Nonstatutory Stock Option Agreement was approved by our board of directors, and entered into with Mr. Greenfield, on December 19, 2007 as an inducement award pursuant to an exemption from NASDAQ's stockholder approval requirements. The agreement grants Mr. Greenfield an option to purchase 725,000 shares of common stock. As of December 31, 2007, there were 725,000 shares reserved for issuance upon exercise of the option.

  Description of Terms of Plans Not Approved by Stockholders

        Except as specifically noted, our 1997, 1998 and 1999 plans, and the 1998 Avid-Softimage and 2002 Midiman plans, have substantially similar terms. Each plan is administered by our board of directors or a committee of our board of directors. Each of the 1997, 1998 and 1999 plans allows for the grant of stock options and, under the 1999 plan, restricted stock, to any employee other than an executive officer or director. Under the 2002 Midiman plan, stock options and restricted stock may be granted to employees, officers and independent contractors; however, these awards may not be made to anyone who was employed by us immediately prior to the closing of our acquisition of M-Audio.

        Our board of directors or a committee of our board of directors establishes the terms of each option upon grant. Specifically, it determines:

  •
  who receives the option;

  •
  the number of shares of common stock covered by the option;

  •
  the exercise price of the option (which may be less than, equal to or greater than the fair market value of our common stock on the date of grant); and

  •
  the duration of the option.

        The 1997, 1998 and 1999 plans, and the 1998 Avid-Softimage and 2002 Midiman plans contain provisions addressing the consequences of a change-in-control of our company. If our company undergoes a change-in-control, we must provide that all outstanding options are either assumed or substituted for by the acquiring or succeeding corporation. If the acquiring or succeeding corporation does not assume or substitute for the outstanding options, then our board of directors must either cash out or accelerate the options to make them fully exercisable prior to the change-in-control. Under the Sibelius option plans, if our company undergoes a change-in-control, the options must be exercised within 40 days of the change-in-control in the case of the Enterprise Management Incentive Scheme, and within three months of the change-in-control in the case of the Unapproved Discretionary Share Option Scheme.

        The Nonstatutory Stock Option Agreement dated December 19, 2007 provides that the 725,000 shares subject to the option will vest as follows: 100,000 shares will vest in equal 6.25% installments every three months beginning on March 19, 2008, 300,000 shares will vest pursuant to a performance-based schedule tied to improvement in our stock price, and 325,000 shares will vest pursuant to a performance-based schedule tied to both improvement in our stock price and our annual return on equity. The option has an exercise price per share of $25.42. In the event of any stock split or other similar change in capitalization or event, our board of directors may adjust, as it determines appropriate, the number and class of securities subject to the option and the exercise price. In connection with a reorganization event, our board of directors may take any one or more of the following actions with respect to the option:

  •
  provide that the option will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation;

  •
  provide that the unexercised portion of the option will terminate immediately prior to the consummation of the reorganization event unless exercised by Mr. Greenfield within a specified period;

  •
  provide that the option will become exercisable, realizable or deliverable, or restrictions applicable to the option will lapse, in whole or in part prior to or upon the reorganization event;

  •
  in the event of a reorganization event under the terms of which stockholders will receive upon consummation of that event a cash payment, which we refer to as the acquisition price, for each share surrendered, make or provide for a cash payment to Mr. Greenfield equal to the acquisition price times the number of shares of common stock subject to the option minus the aggregate exercise price of the option, in exchange for the termination of the option;

  •
  provide that, in connection with the liquidation or dissolution of our company, the option will convert into the right to receive liquidation proceeds, net of the aggregate exercise price; or

  •
  any combination of the foregoing.

Related Person Transaction Policy

        Our board of directors has adopted a written policy and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), whom we refer to as "related persons," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a related person transaction, he or she must report the proposed related person transaction to our General Counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review is not practicable, our audit committee may ratify the related person transaction. Any related person transactions that are ongoing in nature will be reviewed annually by the committee. As required under rules issued by the SEC, such transactions that are determined to be directly or indirectly material to our company or a related person are disclosed in our proxy statement.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our audit committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, our audit committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  whether the transaction was undertaken in the ordinary course of business;

  •
  whether the terms of the transaction are no less favorable to our company than terms that could be reached with an unrelated third party;

  •
  the purpose, and the potential benefits to our company, of the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        Our audit committee may approve or ratify the transaction only if it determines that, under the circumstances, the transaction is not inconsistent with our company's best interests.

REPORT OF THE AUDIT COMMITTEE OF AVID'S BOARD OF DIRECTORS

        The audit committee assists the company's board of directors in its oversight of the company's financial reporting process. The audit committee's responsibilities are more fully described in its charter, which is available on the corporate governance section of the company's website at www.avid.com and can be accessed by clicking on "About Us," followed by "Investor Relations" and "Corporate Governance."

        The audit committee has reviewed the company's audited consolidated financial statements for the fiscal year ended December 31, 2007 and has discussed these consolidated financial statements with management. The company's management is responsible for internal controls and the financial reporting process. The company's internal auditor is responsible for providing independent, objective reports to the audit committee on whether the company's internal control processes, business risk-management approach and governance processes are operating as intended. The company's independent registered public accounting firm is responsible for performing an independent audit of (i) the company's consolidated financial statements, and (ii) the company's internal control over financial reporting in accordance with generally accepted auditing standards, including, when applicable, standards adopted by the Public Company Accounting Oversight Board, and for issuing a report thereon.

        The audit committee reviewed and discussed with the independent registered public accounting firm the audited consolidated financial statements for the fiscal year ended December 31, 2007 and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Col. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The independent registered public accounting firm provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committees), as adopted by the Public Accounting Oversight Board in Rule 3600T, and the committee has discussed with the independent registered public accounting firm its independence from the company.

        Based on its discussions with the company's management and the independent registered public accounting firm, as well as its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2007.

AUDIT COMMITTEE
George H. Billings, Chair Elizabeth M. Daley Youngme E. Moon

Independent Registered Public Accounting Firm Fees

        The following table summarizes the aggregate fees and related expenses paid by us to Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2007 and 2006:

	2007	2006
	(in thousands)
Audit Fees	$3,997	$3,593
Audit-Related Fees	$93	$305
Tax Fees	$370	$101
All Other Fees	$0	$0

Total	$4,459	$3,999

        Audit Fees.    The audit fees listed for the fiscal years ended December 31, 2007 and 2006 were for professional services rendered in connection with the audits of the consolidated financial statements (including the effects of acquisitions) included in our Annual Report on Form 10-K for each year, audits of our internal control over financial reporting as of each year-end, reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q, statutory and subsidiary audits, issuance of consents, and assistance with the review of documents filed with the SEC. The audit fees listed for 2006 also were for professional services rendered in connection with the audit of our management's assessment of internal control over financial reporting. All of these services were approved by our audit committee.

        Audit-Related Fees.    The audit-related fees listed for the fiscal years ended December 31, 2007 and 2006 were for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and that are not reported under "Audit Fees." For 2007 and 2006, these services relate to consultation regarding mergers and acquisitions. All of these services were approved by our audit committee.

        Tax Fees.    The tax fees listed for the fiscal years ended December 31, 2007 and 2006 were for services related to tax compliance, tax advice and tax planning services. Tax compliance services include primarily the preparation or review of original and amended tax returns. Tax advice and tax planning services relate to tax advice concerning mergers and acquisitions, a U.S. research tax credit study, legal entity restructuring, consultations regarding transfer pricing, tax assistance provided to expatriate employees and other general tax advice. All of these services were approved by our audit committee.

Pre-Approval Policy and Procedures

        Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm, Ernst & Young LLP. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee. Any pre-approved audit or non-audit services are detailed as to the particular type of services to be provided and are generally subject to a maximum dollar amount.

PROPOSAL 2—APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN

Proposal Summary

        On February 27, 2008, our board of directors approved our Second Amended and Restated 1996 Employee Stock Purchase Plan, which we refer to as the Second Amended and Restated ESPP. The Second Amended and Restated ESPP includes an amendment, which requires the approval of our stockholders, that increases the number of shares of our common stock authorized for issuance under the Second Amended and Restated ESPP from 1,700,000 shares to 2,500,000 shares (subject to adjustment in the event of stock splits and other similar events). The terms of our Second Amended and Restated ESPP will become effective on May 1, 2008, the first day of the next offering period under the plan. If our stockholders do not approve the amendment to increase the number of authorized shares, the terms of our Second Amended and Restated ESPP will still become effective on May 1, 2008 with the existing 1,700,000 authorized share limitation.

        Our Second Amended and Restated ESPP permits our employees and employees of our subsidiaries to purchase shares of common stock at a discount from fair market value through payroll deductions. As of March 15, 2008, 238,756 shares remained available for issuance under our Amended and Restated ESPP. Our board of directors believes that enabling employees to purchase shares of common stock under the Second Amended and Restated ESPP enhances our ability to attract, retain and motivate qualified employees and helps to align our employees' interests with those of our stockholders.

Board Recommendation

        Our board of directors recommends that our stockholders vote "FOR" the amendment to our Second Amended and Restated 1996 Employee Stock Purchase Plan.

Description of the Second Amended and Restated ESPP

        The following description is qualified in its entirety by reference to the full text of the Second Amended and Restated ESPP, a copy of which is attached as Appendix B to this proxy statement.

        General.    The Second Amended and Restated ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Our board of directors, or a committee appointed by our board, administers the Second Amended and Restated ESPP.

        Eligibility.    The Second Amended and Restated ESPP is open to all of our employees, and employees of any of our subsidiaries, unless otherwise specified by our board of directors, who:

  •
  are regularly employed by us or a participating subsidiary for more than 20 hours per week and for more than five months per year;

  •
  have been employed by us or a participating subsidiary for at least two weeks prior to enrolling in the Second Amended and Restated ESPP; and

  •
  are employed by us or a participating subsidiary on the first day of the applicable offering period.

        New Plan Benefits.    As of March 15, 2008, approximately 2,694 persons were eligible to participate in the Second Amended and Restated ESPP, including all of our executive officers. Participation in the Second Amended and Restated ESPP is voluntary, and we cannot now determine the number shares that will be issued in the future to any particular person or group under the Second Amended and Restated ESPP.

        Offering Periods.    Under the Second Amended and Restated ESPP, we make offerings to employees to purchase shares of common stock. The offering periods begin each February 1, May 1, August 1 and November 1. Each offering period currently lasts three months, although our board of directors may in the future choose a different offering period of 12 months or fewer.

        Payroll Deduction.    Each employee may elect to have up to 10% deducted from his or her regular salary to purchase shares of common stock under the Second Amended and Restated ESPP. An employee's maximum contribution during any offering period may not exceed $2,500. An employee may discontinue his or her payroll deduction once during any offering period. An employee may also, at any time prior to the close of business on the date 14 days prior to the last business day in the then-current offering period, withdraw all of the balance accumulated in his or her payroll deduction account. Partial withdrawals are not permitted. If an employee withdraws all of his or her balance, then he or she may not participate in the Second Amended and Restated ESPP again during the remainder of the offering period. If an employee discontinues his or her payroll deductions during an offering period, but does not elect to withdraw the balance accumulated in his or her payroll deduction account, funds deducted prior to his or her election to discontinue will be applied to the purchase of shares of common stock under the Second Amended and Restated ESPP.

        Options.    On the first day of each offering period, we grant each participant in the Second Amended and Restated ESPP an option to purchase on the last business day of the offering period the largest number of whole shares of common stock resulting from the participant's payroll deductions during the offering period divided by the option price. The option price for each offering period is 85% of either, as applicable:

  •
  the closing price of our common stock on the last business day of the offering period on NASDAQ or other national securities market on which our common stock is listed; or

  •
  the average of the closing bid and asked prices on the last business day of the offering period in the over-the-counter market.

        Each employee who continues to be a participant in the Second Amended and Restated ESPP on the last business day of the applicable offering period is deemed to have exercised his or her option on that date. No employee may be granted an option under the Second Amended and Restated ESPP that permits his or her rights to purchase shares of common stock under the Second Amended and Restated ESPP and any other employee stock purchase plan to accrue at a rate that exceeds $25,000 of the fair market value of those shares for each calendar year in which the option is outstanding at any time.

        Holding Period.    Any shares of common stock issued to a participating employee under the Second Amended and Restated ESPP may not be sold, assigned, pledged, encumbered or otherwise transferred by that employee for a period of three months after the issuance date.

        Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to our stockholders other than an ordinary cash dividend, the number and class of securities available under the Second Amended and Restated ESPP, the share limitations and the option price will be appropriately adjusted to the extent determined by our board of directors.

        Reorganization Events.    The Second Amended and Restated ESPP includes provisions addressing the consequences of a reorganization event, which is defined as:

  •
  any merger or consolidation of our company with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled;

  •
  any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction; or

  •
  the liquidation or dissolution of our company.

        In connection with a reorganization event, our board of directors may take any one or more of the following actions with respect to outstanding options on terms determined by our board of directors:

  •
  provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation;

  •
  upon written notice to employees, provide that all options will be terminated as of the effective date of the reorganization event and that all options will become exercisable to the extent of accumulated payroll deductions as of a date specified by our board of directors;

  •
  upon written notice to employees, provide that all options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to participating employees on that date;

  •
  in the event of a reorganization event under the terms of which stockholders will receive upon consummation of that event a cash payment, which we refer to as the acquisition price, for each share surrendered, make or provide for a cash payment to each participating employee equal to the acquisition price times the number of shares of common stock subject to the option minus the aggregate option price of the option, in exchange for the termination of the option;

  •
  provide that, in connection with the liquidation or dissolution of our company, options will convert into the right to receive liquidation proceeds, net of the option price; or

  •
  any combination of the foregoing.

        Amendment and Termination.    Our board of directors may at any time terminate or amend the Second Amended and Restated ESPP. However, if stockholder approval of an amendment is required under Section 423 of the Internal Revenue Code, that amendment may not become effective without stockholder approval, and in no event may any amendment be made that would cause the Second Amended and Restated ESPP to fail to comply with Section 423 of the Internal Revenue Code.

U.S. Federal Income Tax Consequences

        The following generally summarizes the U.S. federal income tax consequences that will arise with respect to participation in the Second Amended and Restated ESPP and with respect to the sale of shares of common stock acquired under the Second Amended and Restated ESPP. This summary is based on U.S. tax laws in effect as of the date of this proxy statement. This summary assumes that the Second Amended and Restated ESPP satisfies all of the requirements of Section 423 of the Internal Revenue Code applicable to employee stock purchase plans. Changes to U.S. tax laws could alter the tax consequences described below.

        Tax Consequences to Participants.    A participant will not have income upon enrolling in the Second Amended and Restated ESPP or upon purchasing shares of common stock at the end of an offering period. A participant may have compensation income and/or capital gain income if the participant sells shares that were acquired under the Second Amended and Restated ESPP at a profit (if sales proceeds exceed the purchase price). The amount of each type of income will depend on when the participant sells the shares. If the participant sells the shares more than two years after the commencement of the offering period during which the shares were purchased and more than one year after the date that the participant purchased the shares, then the participant will have compensation income equal to the lesser of 15% of the value of the common stock on the day the offering commenced and the participant's profit. Any profit in excess of this compensation income will be long-term capital gain.

        If the participant sells the shares prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the shares on the day he or she purchased the shares less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the common stock on the day he or she purchased the shares. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

        Tax Consequences to Us.    There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

PROPOSAL 3—APPROVAL OF OUR AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

Proposal Summary

        We believe stock-based incentive compensation aligns the interests of our key employees, executive officers, outside directors, consultants and advisors with the interests of our stockholders. Therefore, we are asking our stockholders to approve our Amended and Restated 2005 Stock Incentive Plan, which we refer to as the Amended and Restated 2005 Plan, so that we may continue to provide stock-based incentive compensation to attract, retain and reward these individuals who are critical to our long-term success. The Amended and Restated 2005 Plan was adopted by our board of directors, subject to stockholder approval, on February 27, 2008.

        The Amended and Restated 2005 Plan enables our board of directors to award incentive and nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards to our employees, executive officers, outside directors, consultants and advisors. Awards to all of these individuals, except for outside directors, may be performance-based.

        Under our original 2005 Stock Incentive Plan, 3,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) were authorized for issuance. As of March 15, 2008, 534,127 shares remained available for issuance. The Amended and Restated 2005 Plan includes an increase of 5,000,000 to the number of authorized shares plus the incorporation into the plan of:

  •
  any shares that remain available for issuance as of May 21, 2008 under our 1993 Director Stock Option Plan, as amended; our 1998 Stock Option Plan; our Amended and Restated 1999 Stock Option Plan; and our Midiman, Inc. 2002 Stock Option/Stock Issuance Plan; and

  •
  any shares subject to awards granted under the equity incentive plans listed above, which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right.

No further awards will be granted under the equity incentive plans listed above from and after the date stockholders approve the Amended and Restated 2005 Plan. As of March 15, 2008, a total of 708,178 shares were available for issuance under our 2005 Stock Incentive Plan and these other equity incentive plans, and a total of 3,833,668 shares were subject to outstanding awards (2,988,045 were stock options and 845,623 were full-value awards). Of the 2,988,045 shares subject to outstanding options, the weighted average remaining contractual term was 7.05 years with a weighted average exercise price of $34.56. The weighted average grant date fair value for the full-value awards was $27.28.

        On March 25, 2008, the last reported sale price of our common stock on NASDAQ was $25.42 per share.

Board Recommendation

        Our board of directors recommends that the stockholders vote "FOR" the approval of our Amended and Restated 2005 Stock Incentive Plan.

Highlights of the Amended and Restated 2005 Plan

        The following plan highlights, and the plan description that follows, are qualified in their entirety by reference to the full text of the Amended and Restated 2005 Plan, a copy of which is attached as Appendix C to this proxy statement.

        Our board of directors believes that the following features of the Amended and Restated 2005 Plan are closely aligned with the interests of our stockholders and are consistent with sound corporate governance practices:

  •
  Option Exercise Price Must Not Be Lower Than Fair Market Value.  The Amended and Restated 2005 Plan prohibits the granting of stock options or stock appreciation rights with exercise prices lower than the fair market value of the underlying shares on the date of grant, except in connection with substitute awards made in connection with a merger or other corporate acquisition.

  •
  No Repricings Without Stockholder Approval.  Other than in connection with a stock split or similar change in the number of outstanding shares, the Amended and Restated 2005 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of stockholders.

  •
  Limited Ability to Grant Full-Value Awards.  The number of shares that may be issued as "full-value awards" (awards that are other than stock options and stock appreciation rights) is limited to 2,000,000 shares.

  •
  Limited Grants of Awards to Outside Directors.  Under the Amended and Restated 2005 Plan, there is a limit on the number of shares that we may grant to outside directors. We may grant an option for not more than 15,000 shares of common stock or a restricted stock award or a restricted stock unit award for not more than 7,500 shares of common stock (or a combination of the two types of awards, provided that the aggregate number of shares subject to those awards may not exceed 15,000 shares of common stock, and provided further that each share of common stock subject to a restricted stock award or a restricted stock unit award will be counted as two shares of common stock for the purpose of the preceding limitation) upon an outside director's initial election to our board of directors and annually for his or her continued service on the board.

  •
  Duration of Stock Options.  Under the original 2005 Stock Incentive Plan, the option term was ten years. Under the Amended and Restated 2005 Plan, the option term has been reduced to seven years for options granted after the effective date of the Amended and Restated 2005 Plan.

  •
  Share Counting.  Shares tendered to us by a participant in the Amended and Restated 2005 Plan to purchase shares of common stock upon the exercise of an award or to satisfy tax withholding obligations, including shares retained from the award creating the tax obligation, will not be available for the future grant of awards. Also, shares we purchase on the open market do not become available for issuance as future awards under the Amended and Restated 2005 Plan.

  •
  Section 162(m) of the Code.  Our board of directors believes that it is in the best interests of our company and our stockholders to continue to provide for an equity incentive plan under which stock-based compensation awards made to our executive officers can qualify for deductibility by us for federal income tax purposes. Accordingly, the Amended and Restated 2005 Plan has been structured so that awards under it can satisfy the requirements of "performance-based" compensation within the meaning of Section 162(m) of the Internal Revenue Code.

Description of the Amended and Restated 2005 Plan

Types of Awards

        The Amended and Restated 2005 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights and other stock-based awards.

        Incentive Stock Options and Nonstatutory Stock Options.    Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions set forth in the stock option agreement. Options may only be granted at an exercise price that is equal to or greater than the fair market value of our common stock on the date of grant. If an option is approved with an exercise price to be determined on a future date, the exercise price may not be less than the fair market value on that future date. Under present law, incentive stock options granted to optionees holding more than 10% of the voting power of our company may not be granted at an exercise price less than 110% of the fair market value. Under the Amended and Restated 2005 Plan, options may not be granted for a term in excess of seven years (or ten years in the case of options granted under our original 2005 Stock Incentive Plan). Without stockholder approval, no outstanding option may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of that option. Our board of directors may not, without stockholder approval, cancel any outstanding options and grant in substitution for those options new options under the Amended and Restated 2005 Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled options. In addition, no option may contain any provision entitling the holder of the option to the automatic grant of additional options in connection with the exercise of the original option. The Amended and Restated 2005 Plan permits the following forms of payment of the exercise price of options:

  •
  payment by cash or check or in connection with a "cashless exercise" through a broker;

  •
  surrender of shares of common stock to us;

  •
  any other lawful means; or

  •
  any combination of these forms of payment.

        Restricted Stock and Restricted Stock Unit Awards.    Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of those shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period. Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered in the future subject to such terms and conditions on the delivery of the shares as our board of directors may determine.

        Restricted stock and restricted stock unit awards granted under the Amended and Restated 2005 Plan may vest solely on the basis of the passage of time, solely based on the achievement of specified performance criteria, or upon the passage of time subject to accelerated vesting if specified performance criteria are met. Restricted stock and restricted stock unit awards that vest solely on the passage of time may not vest prior to the first anniversary of the date of grant (with certain exceptions in extraordinary circumstances). The performance criteria for each restricted stock or restricted stock unit award intended to qualify for purposes of Section 162(m) will be based on one or more of the following measures:

  •
  earnings (which may include earnings before interest and taxes, earnings before taxes, earnings before or after discontinued operations, and net earnings, and which may be determined in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, or adjusted to exclude any or all non-GAAP items);

  •
  earnings per share (on a GAAP or non-GAAP basis);

  •
  operating profit before or after discontinued operations and/or taxes;

  •
  operating expenses or operating expenses as a percentage of revenue;

  •
  revenues (on an absolute basis or adjusted for currency effects);

  •
  revenue growth;

  •
  earnings growth;

  •
  cash flow or cash position;

  •
  gross margins;

  •
  stock price;

  •
  return on equity or average stockholders' equity;

  •
  total stockholder return;

  •
  growth in stockholder value relative to the moving average of the S&P 500 Index or another index;

  •
  return on capital;

  •
  return on assets or net assets;

  •
  return on investment;

  •
  market share;

  •
  improvement of financial ratings;

  •
  achievement of balance sheet or income statement objectives;

  •
  total shareholder return;

  •
  contract awards or backlog;

  •
  overhead or other expense reduction;

  •
  credit rating;

  •
  customer indicators;

  •
  new product invention or innovation;

  •
  attainment of research and development milestones;

  •
  improvements in productivity; or

  •
  attainment of objective operating goals and employee metrics.

        The preceding performance criteria may in some cases be absolute in their terms or measured against or in relationship to other companies or benchmarks. Performance measures may be adjusted to exclude extraordinary items, gains or losses on the dispositions of discontinued operations, the cumulative effects of changes in accounting principles, the write-down of any asset, and charges for restructuring and rationalization programs.

        The cash or number of shares of common stock payable in connection with any performance-based restricted stock or restricted stock unit award may be adjusted downwards, but not upwards. Additionally, the achievement of the applicable performance measures may not be waived, except in the case of the death or disability of the participant or a change-in-control of our company.

        Stock Appreciation Rights.    A stock appreciation right, or SAR, is an award entitling the holder on exercise to receive an amount of common stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be based solely on appreciation in the fair market value of our common stock or on a comparison of appreciation with some other measure of market growth, such as, but not limited to, appreciation in a recognized market index.

        SARs may only be granted at an exercise price that is equal to or greater than the fair market value of our common stock on the date of grant. If a SAR is approved with an exercise price to be determined on a future date, the exercise price may not be less than the fair market value on that future date. Under the Amended and Restated 2005 Plan, SARs may not be granted for a term in excess of seven years (or ten years in the case of SARs granted under our original 2005 Stock Incentive Plan). Without stockholder approval, an outstanding SAR may not be amended to provide an exercise price per share that is lower than the then-current exercise price per share of the outstanding SAR. Our board of directors may not, without stockholder approval, cancel any outstanding SAR and grant in substitution for that SAR a new award under the Amended and Restated 2005 Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

        Other Stock-Based Awards.    Under the Amended and Restated 2005 Plan, our board of directors has the right to grant other stock-based awards having such terms and conditions as our board of directors may determine, including the grant of shares based upon certain conditions or to be delivered in the future and the grant of securities convertible into shares of common stock. Other stock-based awards may not vest prior to the first anniversary of the date of grant, except in extraordinary circumstances.

Eligibility to Receive Awards

        Our employees, officers, outside directors, consultants and advisors are eligible to be granted awards under the Amended and Restated 2005 Plan. The maximum number of shares of common stock with respect to which awards may be granted to any participant under the Amended and Restated 2005 Plan may not exceed 1,000,000 shares per calendar year. The maximum number of shares with respect to which awards other than options and SARs may be granted may not exceed 2,000,000.

        Outside directors may only receive awards pursuant to Section 6 of the Amended and Restated 2005 Plan, which provides:

  •
  upon an outside director's commencement of service on our board of directors, that outside director may receive a nonstatutory stock option with respect to up to 15,000 shares of common stock or an award of restricted stock or restricted stock units for up to 7,500 shares of common stock; and

  •
  on the date of each of our annual meetings an outside director may receive a stock option with respect to up to 15,000 shares of common stock or an award of restricted stock or restricted stock units for up to 7,500 shares of common stock.

        In each case, the outside director may receive a combination of awards, although the aggregate number of shares subject to those awards may not exceed 15,000 shares of common stock. Each share of common stock subject to a restricted stock award or a restricted stock unit award will be considered two shares of common stock for the purpose of the preceding limitation. Stock options granted to outside directors vest in full on the first anniversary of the date of grant. Restricted stock and restricted stock units granted to outside directors may not vest prior to the first anniversary of the date of grant, except in extraordinary circumstances.

New Plan Benefits

        As of March 15, 2008, approximately 2,700 persons were eligible to receive awards under the original 2005 Stock Incentive Plan, including all of our executive officers and six outside directors. The granting of awards under the 2005 Stock Incentive Plan and the Amended and Restated 2005 Plan is

discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group under the Amended and Restated 2005 Plan.

Share Counting

        For purposes of counting the number of shares available for the grant of awards under the Amended and Restated 2005 Plan:

  •
  all shares of common stock covered by independent SARs will be counted against the number of shares available for the grant of awards, except with respect to independent SARs that may be settled in cash only;

  •
  if any award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of common stock subject to the award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any shares of common stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused shares of common stock covered by the award will again be available for the grant of awards, except that share counting with respect to incentive stock options will be subject to any limitations under the Internal Revenue Code and with respect to independent SARs the full number of shares subject to any stock-settled SAR will be counted against the shares available under the Amended and Restated 2005 Plan regardless of the number of shares actually used to settle the SAR upon exercise;

  •
  shares of common stock tendered to us by a participant in the Amended and Restated 2005 Plan to purchase shares of common stock upon the exercise of an award or to satisfy tax withholding obligations, including shares retained from the award creating the tax obligation, will not be added back to the number of shares available for the future grant of awards; and

  •
  shares of common stock repurchased by us on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future award grants.

Administration

        The Amended and Restated 2005 Plan will be administered by our board of directors. Our board of directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended and Restated 2005 Plan and to interpret the provisions of the Amended and Restated 2005 Plan and award agreements entered into under the Amended and Restated 2005 Plan. Under the terms of the Amended and Restated 2005 Plan, our board of directors may delegate authority under the Amended and Restated 2005 Plan to one or more committees or subcommittees of our board of directors. Our board of directors has authorized our compensation committee to administer certain aspects of the Amended and Restated 2005 Plan, including the granting of awards to executive officers. In addition, our board of directors may delegate to one or more of our officers the power to grant awards to our employees under the Amended and Restated 2005 Plan, provided that our board of directors fixes the terms of the awards and the maximum number of shares subject to the awards. No officer may grant awards to any of our executive officers (as defined by Rule 3b-7 under the Exchange Act) or officers (as defined by Rule 16a-1 under the Exchange). For 2008, our compensation committee determined that our Chairman and Chief Executive Officer could grant options and restricted stock units to our employees with an aggregate value of up to $22.4 million and with a per person limit of up to 5,000 restricted stock units or an option to purchase up to 20,000 shares of common stock.

        Subject to any applicable limitations contained in the Amended and Restated 2005 Plan or applicable law, our board of directors, our compensation committee, or any other committee to which our board of directors delegates authority, as the case may be, selects the recipients of awards and determines:

  •
  the number of shares of common stock covered by options and the dates upon which the options become exercisable;

  •
  the exercise price of options, which may not be less than 100% of the fair market value of our common stock on the date of grant;

  •
  the duration of options, which may not exceed seven years under the Amended and Restated 2005 Plan (or ten years in the case of options granted under the original 2005 Stock Incentive Plan); and

  •
  the number of shares of common stock subject to any restricted stock, restricted stock unit or other stock-based awards and the terms and conditions of those awards, including conditions for repurchase, issue price and repurchase price, if applicable.

        Our board of directors is required to make appropriate adjustments in connection with the Amended and Restated 2005 Plan and any outstanding awards to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The Amended and Restated 2005 Plan also contains provisions addressing the consequences of any reorganization event, which is defined as:

  •
  any merger or consolidation of our company with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled;

  •
  any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction; or

  •
  the liquidation or dissolution of our company.

        In connection with a reorganization event, our board of directors may take any one or more of the following actions with respect to awards, other than awards of restricted stock, under the Amended and Restated 2005 Plan:

  •
  provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation;

  •
  provide that the participant's unexercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the participant within a specified period;

  •
  provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon the reorganization event;

  •
  in the event of a reorganization event under the terms of which holders of common stock will receive upon consummation of that event a cash payment, which we refer to as the acquisition price, for each share surrendered in the reorganization event, make or provide for a cash payment to a participant equal to the excess, if any, of the acquisition price times the number of shares of common stock subject to the participant's awards (to the extent the exercise price does not exceed the acquisition price) over the aggregate exercise price of all outstanding awards and any applicable tax withholdings, in exchange for the termination of the awards;

  •
  provide that, in connection with the liquidation or dissolution of our company, awards will convert into the right to receive liquidation proceeds, if applicable, net of the exercise price and any applicable tax withholdings; and

  •
  any combination of the foregoing.

        Upon the occurrence of a reorganization event, other than the liquidation or dissolution of our company, our repurchase and other rights under each outstanding award of restricted stock will inure to the benefit of the acquiring or succeeding corporation and will, unless our board of directors determines otherwise, apply to the cash, securities or other property that the common stock was converted into or exchanged for pursuant to the reorganization event in the same manner and to the same extent as they applied to the common stock subject to the award of restricted stock. Upon the occurrence of a reorganization event involving the liquidation or dissolution of our company, except to the extent specifically provided to the contrary in the restricted stock agreement or any other agreement between a participant and us, all restrictions and conditions on all awards of restricted stock then outstanding will automatically be deemed terminated or satisfied.

Amendment or Termination

        No award may be made under the Amended and Restated 2005 Plan after July 27, 2015, but awards previously granted may extend beyond that date. Our board of directors may at any time amend, suspend or terminate the Amended and Restated 2005 Plan, except that no award designated as subject to Section 162(m) of the Internal Revenue Code by our board of directors after the date of the amendment will become exercisable, realizable or vested (to the extent the amendment was required to grant such award) unless and until the amendment is approved by our stockholders. In addition, without the approval of our stockholders, no amendment may:

  •
  increase the number of shares authorized under the Amended and Restated 2005 Plan;

  •
  materially increase the benefits provided under the Amended and Restated 2005 Plan;

  •
  materially expand the class of participants eligible to participate in the Amended and Restated 2005 Plan;

  •
  expand the types of awards provided under the Amended and Restated 2005 Plan; or

  •
  make any other changes that require stockholder approval under NASDAQ rules.

        No award may be made that is conditioned on the approval of our stockholders of any amendment to the Amended and Restated 2005 Plan.

        If our stockholders do not approve the adoption of the Amended and Restated 2005 Plan, the Amended and Restated 2005 Plan will not go into effect, and our 2005 Stock Incentive Plan will continue to exist in its current form. In such event, our board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

U.S. Federal Income Tax Consequences

        The following generally summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Amended and Restated 2005 Plan. This summary is based on the U.S. tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the Amended and Restated 2005 Plan are or will be either exempt from or compliant with Section 409A of the Internal Revenue Code. Changes to U.S. tax laws could alter the tax consequences described below.

        Incentive Stock Options.    A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or a 50% or more-owned corporate subsidiary of our company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

        A participant will have income upon the sale of shares of common stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Nonstatutory Stock Options.    A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

        Restricted Stock.    A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

        Restricted Stock Units.    A participant will have income from a restricted stock unit equal to the difference of the fair market value of the stock on the date of delivery of the stock less the purchase price. A participant is not permitted to make a Section 83(b) election for a restricted stock unit. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Stock Appreciation Rights and Other Stock-Based Awards.    The tax consequences associated with stock appreciation rights and any other stock-based awards granted under the Amended and Restated 2005 Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying common stock.

        Tax Consequences to Us.    There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

PROPOSAL 4—RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal Summary

        Our audit committee has selected Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year. We are asking stockholders to ratify our audit committee's selection. Although stockholder ratification of the selection of Ernst & Young LLP is not required by law, our board of directors believes that it is advisable to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the annual meeting, our audit committee will reconsider the selection of Ernst & Young LLP for the ensuing fiscal year. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our company's and our stockholders' best interests.

        Each year our audit committee reviews the accountants' performance, qualifications and independence in accordance with regulatory requirements and guidelines. As a result of the audit committee's 2006 review of our independent registered public accounting firm, on March 16, 2006, our audit committee appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2006 and dismissed PricewaterhouseCoopers LLP for such period. At our annual meetings in 2006 and 2007, our stockholders ratified our audit committee's selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal years ended December 31, 2006 and 2007, respectively.

        PricewaterhouseCoopers LLP's report on our consolidated financial statements for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2005 and through the date of our dismissal of PricewaterhouseCoopers LLP, there were no disagreements between us and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make a reference to the subject matter of the disagreements in connection with its reports. During the fiscal year ended December 31, 2005 and through the date of our dismissal of PricewaterhouseCoopers LLP, there were no reportable events, as defined in Item 304(a)(l)(v) of Regulation S-K. During our fiscal year ended December 31, 2005 and through the date of our dismissal of PricewaterhouseCoopers LLP, we did not consult with Ernst & Young LLP in respect of our consolidated financial statements for the fiscal year ended December 31, 2005 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from our stockholders. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the annual meeting.

Board Recommendation

        Our board of directors recommends that our stockholders vote "FOR" the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.

OTHER MATTERS

Householding and Annual Meeting Materials

        Some banks, brokers and other nominee record holders may follow the practice of "householding" proxy statements and annual reports. This means that, if you requested a paper copy of our proxy materials, only one copy of our proxy statement and 2007 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver an additional copy of either document upon request to: Avid Technology, Inc., Avid Technology Park, One Park West, Tewksbury, Massachusetts 01876, Attn: Investor Relations, telephone: (978) 640-6789. If you want to receive separate copies of future proxy statements or annual reports, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the address or telephone number listed above.

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC, including financial statements and schedules, but excluding exhibits, will be furnished without charge to any stockholder upon request to: Avid Technology, Inc., Avid Technology Park, One Park West, Tewksbury, Massachusetts 01876, Attn: Investor Relations, telephone: (978) 640-6789. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Proposals for our 2009 Annual Meeting of Stockholders

        Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. A proposal that a stockholder would like included in our proxy statement for our 2009 annual meeting of stockholders must satisfy all applicable requirements of Rule 14a-8 and must be received by our Secretary at our principal office in Tewksbury, Massachusetts no later than December 8, 2008.

        If one of our stockholders intends to present a proposal at our 2009 annual meeting, but not have that proposal included in our proxy statement, the proposal must be submitted to our Secretary at our principal offices in Tewksbury, Massachusetts no later than March 8, 2009, or 60 days before the date of our 2009 annual meeting, whichever is later. We have not yet set a date for our 2009 annual meeting; however, if our 2009 annual meeting is held on May 21, 2009 (the anniversary of our 2008 annual meeting), the deadline for delivery of a proposal is expected to be March 22, 2009.

Other Matters

        We are not aware of any other matters to be presented at our annual meeting. However, if any other matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of our Board of Directors,
PAIGE PARISI Secretary
Tewksbury, Massachusetts April 7, 2008

OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND OUR ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL SUBMIT YOUR PROXY AS SOON AS POSSIBLE. IF YOU RECEIVED A NOTICE OF THE INTERNET AVAILABILITY OF THE PROXY MATERIALS, YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL, YOU MAY SUBMIT YOUR PROXY BY MAIL BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Appendix A

AVID TECHNOLOGY, INC.

AUDIT COMMITTEE CHARTER

A.
PURPOSE

  The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

B.
STRUCTURE AND MEMBERSHIP

1.
Number.    The Audit Committee shall consist of at least three members of the Board of Directors.

2.
Independence.    Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act.

3.
Financial Literacy.    Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the Securities and Exchange Commission ("SEC")), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

4.
Chair.    Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.
Compensation.    The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than director and committee member fees.

6.
Selection and Removal.    Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of the Nominating and Goverance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.
AUTHORITY AND RESPONSIBILITIES

1.
General

    The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management, the internal auditor and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The internal auditor is responsible for providing independent, objective assurance on whether the Company's internal control processes, business risk management approach and governance processes, each as designed by management, are operating as management intended. The independent auditor is responsible for auditing the Company's financial statements and the Company's internal control over financial reporting and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

  2.
  Oversight of Independent Auditor

  (a)
  Selection.    The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

  (b)
  Independence.    The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

  (c)
  Compensation.    The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

  (d)
  Preapproval of Services.    The Audit Committee shall preapprove all audit services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder)) to be provided to the Company by the independent auditor.

  (e)
  Oversight.    The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor regarding:

  (i)
  critical accounting policies and practices;

  (ii)
  alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  (iii)
  other material written communications between the independent auditor and Company management.

  3.
  Oversight of Internal Auditor

    The Audit Committee shall be responsible for appointing, evaluating and, when deemed appropriate by this Committee, terminating the internal auditor. The internal auditor shall report to the Audit Committee, and the Audit Committee shall have direct responsibility for overseeing the internal auditor, including (a) establishing guidelines for the authority, independence and scope of responsibilities for the internal auditor, as may be revised from time to time; (b) approving the internal audit annual plan submitted by the internal auditor; and (c) reviewing any reports provided to the Audit Committee by the internal auditor.

  4.
  Review of Audited Financial Statements

  (a)
  Discussion of Audited Financial Statements.    The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

  (b)
  Recommendation to Board Regarding Financial Statements.    The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

  (c)
  Audit Committee Report.    The Audit Committee shall prepare an annual committee report for inclusion where necessary in a proxy statement of the Company relating to an annual meeting of security holders at which directors are to be elected.

  5.
  Review of Other Financial Disclosures

  (a)
  Independent Auditor Review of Interim Financial Statements.    The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

  6.
  Controls and Procedures

  (a)
  Oversight.    The Audit Committee shall coordinate the Board of Director's oversight of the Company's internal accounting controls and the Company's disclosure controls and procedures. The Audit Committee shall receive and review the reports of the chief executive officer and chief financial officer required by Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

  (b)
  Procedures for Complaints.    The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  (c)
  Related-Party Transactions.    The Audit Committee shall review all related party transactions (as defined by applicable SEC rules) on an ongoing basis and all such transactions must be approved by the Audit Committee.

  (d)
  Additional Powers.    The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.
PROCEDURES AND ADMINISTRATION

1.
Meetings.    The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.
Subcommittees.    The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.
Reports to Board.    The Audit Committee shall report regularly to the Board of Directors.

4.
Charter.    At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.
Independent Advisors.    The Audit Committee shall have the authority to engage and authorize funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.
Investigations.    The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.
Funding.    The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

* * *

                      Amended by the Board of
                      Directors as of February 24, 2004

                      Amended by the Board of
                      Directors as of October 27, 2004

                      Amended by the Board of
                      Directors as of February 16, 2005

Appendix B

AVID TECHNOLOGY, INC.

SECOND AMENDED AND RESTATED
1996 EMPLOYEE STOCK PURCHASE PLAN

        The purpose of this Second Amended and Restated 1996 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of Avid Technology, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), commencing on August 1, 1996. An aggregate of Two Million Five Hundred Thousand (2,500,000) shares of Common Stock have been approved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code"), and shall be interpreted consistent therewith.

        1.    Administration.    The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

        2.    Eligibility.    Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Code. All employees of the Company, including members of the Board who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) unless the Board or the Committee specifies otherwise (each subsidiary participating in the Plan is referred to herein as a "Participating Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

          (a)   they are regularly employed by the Company or a Participating Subsidiary for more than twenty (20) hours per week and for more than five (5) months in a calendar year; and

          (b)   they have been employed by the Company or a Participating Subsidiary for at least two (2) weeks prior to enrolling in the Plan; and

          (c)   they are employees of the Company or a Participating Subsidiary on the first day of the applicable Plan Period (as defined below).

        No employee may be granted an Option hereunder if such employee, immediately after the Option is granted, would own five percent (5%) or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

        3.    Offerings.    The Company will make offerings ("Offerings") to employees to purchase Common Stock under this Plan. Offerings will begin each February 1, May 1, August 1 and November 1, or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a three (3) month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or fewer.

        4.    Participation.    An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least seven (7) days prior to the applicable Offering

Commencement Date. The form will authorize a regular payroll deduction from the Compensation (as defined below) received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

        5.    Deductions.    The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of ten percent (10%) of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. However, the maximum contribution during any Plan Period cannot exceed $2,500. The Board or the Committee may set a minimum payroll deduction requirement.

        6.    Deduction Changes.    An employee may discontinue his or her payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not decrease or increase his or her payroll deduction during a Plan Period. If an employee elects to discontinue his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined in Section 9).

        7.    Interest.    Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

        8.    Withdrawal of Funds.    An employee may at any time prior to the close of business on the date fourteen (14) days prior to the last business day in the then current Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

        9.    Purchase of Shares.    On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date") at the applicable Option Price (as defined below) the largest number of whole shares of Common Stock resulting from the employee's accumulated payroll deductions as of the Exercise Date divided by the Option Price for such Plan Period; provided, however, that no employee may be granted an Option which permits his or her rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock for each calendar year in which the Option is outstanding at any time.

        The purchase price for each share purchased will be 85% of the closing price of the Common Stock on the Exercise Date (the "Option Price"). Such closing price shall be (a) the closing price on the NASDAQ Global Select Market or other national securities exchange on which the Common Stock is listed, or (b) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable. If no sales of Common Stock were made on such a day, the price of the

Common Stock for purposes of clause (a) above shall be the reported price for the next preceding day on which sales were made.

        Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of whole shares of Common Stock reserved for the purpose of the Plan that his or her accumulated payroll deductions on such date will pay for (but not in excess of the maximum number determined in the manner set forth above).

        Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

        10.    Holding Period.    Any shares of Common Stock issued to a participating employee pursuant to this Plan may not be sold, assigned, pledged, encumbered or otherwise transferred by such employee for a period of three (3) months after the applicable Exercise Date. By exercising an Option, the employee shall be deemed to have agreed to these restrictions on the transferability of such shares.

        11.    Issuance of Shares.    Promptly following the end of each Offering, the number of shares of Common Stock purchased under the Plan shall, subject to the holding period requirement set forth above, be deposited into an account established in the name of the employee at a stock brokerage or other financial services firm designated by the Company (the "ESPP Broker").

        The employee may direct, by written notice to the Company at the time during his or her enrollment in the Plan, that his or her ESPP broker account be established in the name of the employee and another person of legal age as joint tenants with rights of survivorship or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

        12.    Rights on Retirement, Death or Termination of Employment.    In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee following the effective date of such termination. The balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law), (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate, or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Participating Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Participating Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

        13.    Optionees Not Stockholders.    Neither the granting of an Option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or her.

        14.    Rights Not Transferable.    Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

        15.    Application of Funds.    All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

        16.    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the share limitations set forth in Section 9, and (iii) the Option Price shall be appropriately adjusted to the extent determined by the Board or the Committee.

        17.    Reorganization Events.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

        In connection with a Reorganization Event, the Board or the Committee shall take any one or more of the following actions as to outstanding Options on such terms as the Board or the Committee determines: (i) provide that Options shall be assumed, or substantially equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to employees, provide that all outstanding Options will be terminated as of the effective date of the Reorganization Event and that all such outstanding Options will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Board or the Committee in such notice, which date shall not be less than ten (10) days preceding the effective date of the Reorganization Event, (iii) upon written notice to employees, provide that all outstanding Options will be cancelled as of a date prior to the effective date of the Reorganization Event and that all accumulated payroll deductions will be returned to participating employees on such date, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to an employee equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the employee's Option (to the extent the Option Price does not exceed the Acquisition Price) minus (B) the aggregate Option Price of such Option, in exchange for the termination of such Option, (v) provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds (net of the Option Price thereof) and (vi) any combination of the foregoing.

        For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

        18.    Amendment of the Plan.    The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

        19.    Insufficient Shares.    In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

        20.    Termination of the Plan.    This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

        21.    Governmental Regulations.    The Company's obligation to sell and deliver Common Stock under this Plan is subject to the listing requirements of the NASDAQ Global Select Market or other applicable national stock exchange and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

        22.    Issuance of Shares.    Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares of Common Stock held in the treasury of the Company, or from any other proper source.

        23.    Notification upon Sale of Shares.    Each employee agrees, by enrolling in the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

        24.    Effective Date and Approval of Shareholders.    The Company's 1996 Employee Stock Purchase Plan took effect on February 12, 1996 subject to approval by the stockholders of the Company as required by Section 423 of the Code, which approval was obtained on June 5, 1996. This Second Amended and Restated 1996 Employee Stock Purchase shall be effective on May 1, 2008, subject to the number of authorized shares of Common Stock (1,700,000) previously approved by the Company's stockholders until such date as the greater number of authorized shares set forth in the introductory paragraph of this Plan (2,500,000) shall be approved by the stockholders of the Company as required by Section 423 of the Code. The Company shall submit the increase in the number of authorized shares under the Plan for stockholder approval at the Company's 2008 Annual Meeting of Stockholders on May 21, 2008.

Appendix C

AVID TECHNOLOGY, INC.

AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

1.    Purpose

        The purpose of this Amended and Restated 2005 Stock Incentive Plan (the "Plan") of Avid Technology, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align their interests with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.    Eligibility

        All of the Company's employees, officers, directors, consultants and advisors are eligible to receive options, stock appreciation rights ("SARs"), restricted stock, restricted stock units and other stock-based awards (each, an "Award") under the Plan. Each person who receives an Award under the Plan is deemed a "Participant."

3.    Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

        (c)    Delegation to Officers.    To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act). Notwithstanding the above, the Board may not delegate to one or more officers of the Company the power to grant restricted stock to employees of the Company or any of its present or future subsidiary corporations unless explicitly permitted by applicable law.

4.    Stock Available for Awards

        (a)    Number of Shares; Share Counting.

          (1)    Authorized Number of Shares.    Subject to adjustment under Section 10, Awards may be made under the Plan for up to (A) 8,000,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") plus (B) such additional number of shares of Common Stock (up to 1,718,000 shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company's 1993 Director Stock Option Plan, 1998 Stock Option Plan, Amended and Restated 1999 Stock Option Plan and the 2002 Midiman Stock Option/Stock Issuance Plan, (the "Existing Plans") that remain available for grant under the Existing Plans immediately prior to the Effective Date (as defined in Section 12(c)) and (y) the number of shares of Common Stock subject to awards granted under the Existing Plans which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options (as defined in Section 5(b)) to any limitations of the Code). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (2)    Share Counting.    For purposes of counting the number of shares available for the grant of Awards under the Plan,

            (i)    all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that independent SARs that may be settled in cash only shall not be so counted;

            (ii)   if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of Incentive Stock Options, the foregoing shall be subject to applicable limitations under the Code; and provided further, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan regardless of the number of shares actually used to settle such SAR upon exercise;

            (iii)  shares of Common Stock tendered to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

            (iv)  shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

        (b)    Sub-limits.

          (1)    Section 162(m) Per-Participant Limit.    Subject to adjustment under Section 10, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

          (2)    Limits on Awards other than Options and SARS.    The maximum number of shares with respect to which Awards other than Options and SARS may be granted shall be 2,000,000.

5.    Stock Options

        (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option shall be designated a "Nonstatutory Stock Option."

        (b)    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Avid Technology, Inc., any of Avid Technology, Inc.'s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

        (c)    Exercise Price.    The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value (as defined in Section 5(h)(3)) at the time the Option is granted. Should the Board approve the grant of an Option with an exercise price to be determined on a future date, the exercise price shall not be less than 100% of the Fair Market Value on such future date.

        (d)    Limitation on Repricing.    Unless such action is approved by the Company's stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 10) and (2) the Board may not cancel any outstanding option and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

        (e)    No Reload Rights.    No Option granted under the Plan shall contain any provision entitling the optionee to the automatic grant of additional Options in connection with any exercise of the original Option.

        (f)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that, following the Effective Date, no Option will be granted for a term in excess of seven years.

        (g)    Exercise of Option.    Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(h) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise as soon as practicable.

        (h)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)   in cash or by check, payable to the order of the Company;

          (2)   except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3)   when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value (as defined in this subsection), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. "Fair Market Value" of a share of Common Stock, as of any date, for purposes of the Plan will be determined as follows: (i) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of determination; (ii) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of determination; or (iii) if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board or Committee may expressly determine otherwise. For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in clauses (i) through (iii) above adjusted accordingly. The Board may substitute a particular time of day or other measure of "closing sale price" or "bid and asked prices" if appropriate because of exchange or market procedures or may, it its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A. The Board has sole discretion to determine the Fair Market Value for purposes of this Plan, and all Awards are conditioned on the Participant's agreement that the Board's determination is conclusive and binding even though others might make a different determination;

          (4)   to the extent permitted by applicable law and by the Board, by payment of such other lawful consideration as the Board may determine; or

          (5)   by any combination of the above permitted forms of payment.

        (i)    Substitute Options.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.    Director Awards

        (a)    Initial Grant.    Upon the commencement of service on the Board by any individual who is an "Outside Director" (as defined in this subsection), the Company shall grant to such person (1) a Nonstatutory Stock Option to purchase up to 15,000 shares of Common Stock (subject to adjustment under Section 10), (2) a Restricted Stock Award (as defined in Section 8(a)) that entitles such member to receive up to 7,500 shares of Common Stock (subject to adjustment under Section 10) or (3) a combination of a Nonstatutory Stock Option and a Restricted Stock Award, provided that the sum of (i) the number of shares of Common Stock that such member is entitled to purchase pursuant to the Nonstatutory Stock Option plus (ii) two multiplied by the number of shares of Common Stock that such member is entitled to receive pursuant to the Restricted Stock Award does not exceed 15,000 (subject to adjustment under Section 10). An "Outside Director" is a member of the Board who is not then (i) an employee of the Company or any subsidiary of the Company, (ii) the beneficial owner of 10% or more of the outstanding Common Stock of the Company (a "Significant Stockholder") or (iii) a stockholder, member or partner of a Significant Stockholder.

        (b)    Annual Grant.    On the date of each annual meeting of stockholders of the Company, the Company shall grant to each Outside Director who (1) has served as a director of the Company for at least six months prior to such annual meeting and (2) is serving as a director of the Company immediately following such annual meeting, (i) a Nonstatutory Stock Option to purchase up to 15,000 shares of Common Stock (subject to adjustment under Section 10), (ii) a Restricted Stock Award that entitles such member to receive up to 7,500 shares of Common Stock (subject to adjustment under Section 10) or (iii) a combination of a Nonstatutory Stock Option and a Restricted Stock Award, provided that the sum of (A) the number of shares of Common Stock that such member is entitled to purchase pursuant to the Nonstatutory Stock Option plus (B) two multiplied by the number of shares of Common Stock that such member is entitled to receive pursuant to the Restricted Stock Award does not exceed 15,000 (subject to adjustment under Section 10).

        (c)    Terms of Director Options.    Options granted under this Section 6 shall:

          (1)   have an exercise price equal to Fair Market Value on the date of grant;

          (2)   vest in full on the First Anniversary (as defined in Section 6(f)) of the date of grant provided that the individual is serving on the Board on such date, provided that no additional vesting shall take place after the Participant ceases to serve as a director and further provided that the Board may provide for accelerated vesting in the case of: (i) death or disability of the Participant; (ii) attainment of mandatory retirement age or retirement following at least seven years of service; (iii) a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or (iv) any other nonrecurring significant event affecting the Company, a Participant or the Plan;

          (3)   expire on the earlier of:

            (i)    ten years from the date of grant or three months following cessation of service on the Board, if such Option was granted on or before the Effective Date; or

            (ii)   seven years from the date of grant or twelve months following cessation of service on the Board, if such Option was granted after the Effective Date; and

          (4)   contain such other terms and conditions as the Board shall determine.

        (d)    Limitations on Restricted Stock Vesting.

          (1)   Except as set forth in Section 6(d)(2) below, Restricted Stock Awards (as defined in Section 8(a)) granted pursuant to this Section 6 shall not vest prior to the First Anniversary of the date of grant.

          (2)   The Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; attainment of mandatory retirement age or retirement following at least seven years of service; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

        (e)    Limitations on Awards to Outside Directors.    Outside Directors may only be granted Awards under the Plan pursuant to, and subject to the limitations set forth in, this Section 6 of the Plan.

        (f)    Annual Meetings.    For Awards granted on the date of an annual meeting of stockholders of the Company pursuant to this Section 6: the term "First Anniversary" shall mean the earlier of (1) the first anniversary of the date of grant or (2) the business day prior to the date of the next annual meeting of stockholders of the Company to be held after the date of grant.

7.    Stock Appreciation Rights

        (a)    General.    A SAR is an Award entitling the holder, upon exercise, to receive an amount in Common Stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. SARs may be based solely on appreciation in the Fair Market Value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

        (b)    Grants.    SARs may be granted in tandem with, or independently of, Options granted under the Plan.

          (1)    Tandem Awards.    When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

          (2)    Independent SARs.    A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

        (c)    Exercise Price.    The Board shall establish the exercise price of each SAR and specify such price in the applicable SAR agreement. The exercise price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with an exercise price to be determined on a future date, the exercise price shall not be less than 100% of the Fair Market Value on such future date.

        (d)    Duration of SARs.    Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that, following the Effective Date, no SAR will be granted for a term in excess of seven years.

        (e)    Exercise of SARs.    SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

        (f)    Limitation on Repricing.    Unless such action is approved by the Company's stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide a exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 10) and (2) the Board may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having a exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

8.    Restricted Stock; Restricted Stock Units

        (a)    General.    The Board may grant Awards entitling recipients to acquire shares of Common Stock ("Restricted Stock"), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests ("Restricted Stock Units") (Restricted Stock and Restricted Stock Units are each referred to herein as a "Restricted Stock Award").

        (b)    Limitations on Vesting.

          (1)   Restricted Stock Awards that vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant. This subsection (b)(1) shall not apply to Performance Awards granted pursuant to Section 11(i).

          (2)   Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; estate planning needs of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

        (c)    Terms and Conditions.    The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

        (d)    Additional Provisions Relating to Restricted Stock.

          (1)    Stock Certificates.    The Company may require that any stock certificates issued in respect of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, "Designated Beneficiary" shall mean the Participant's estate.

          (2)    Dividends.    Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

        (e)    Additional Provisions Relating to Restricted Stock Units.

          (1)    Settlement.    Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

          (2)    Voting Rights.    A Participant shall have no voting rights with respect to any Restricted Stock Units.

          (3)    Dividend Equivalents.    To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock ("Dividend Equivalents"). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

9.    Other Stock-Based Awards

        (a)    General.    Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock-Based Awards"), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

        (b)    Terms and Conditions.    Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Awards, including any purchase price applicable thereto.

        (c)    Limitations on Vesting.

          (1)   Other Stock-Based Awards shall not vest prior to the first anniversary of the date of grant. This subsection (c)(1) shall not apply to Other Stock-Based Awards granted pursuant to Section 11(i).

          (2)   Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time an Other Stock-Based Award is made or at any time thereafter, remove or modify any part or all of the restrictions applicable to the Other Stock-Based Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant;, estate planning needs of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

10.    Adjustments for Changes in Common Stock and Certain Other Events

        (a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (1) the number and class of securities available under this Plan, (2) the sub-limits in Section 4(b) and share counting rules set forth in Section 4(a)(2), (3) each Award limit under Section 6, (4) the number and class of securities and exercise price per share of each outstanding Option, (5) the share- and per-share provisions and the exercise price of each SAR, (6) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (7) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (b)    Reorganization Events.

          (1)    Definition.    A "Reorganization Event" shall mean: (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (iii) any liquidation or dissolution of the Company.

          (2)    Consequences of a Reorganization Event on Awards Other than Awards of Restricted Stock.    In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Awards of Restricted Stock on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant's unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant's Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such

  Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

          For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          (3)    Consequences of a Reorganization Event on Awards of Restricted Stock.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Award of Restricted Stock shall inure to the benefit of the Company's successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Award of Restricted Stock. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Award of Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Awards of Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

11.    General Provisions Applicable to Awards

        (a)    Transferability of Awards.    Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    Subject to any other limitations applicable to Awards contained herein, the Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)    Withholding.    Each Participant must satisfy all applicable federal, state, and local or other income and employment withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the time of payment of the exercise price. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that except as otherwise provided by the Board, such withholding may not exceed the Company's minimum statutory withholding obligations (based on applicable minimum statutory withholding rates for federal and state tax purposes, including payroll taxes). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

        (f)    Amendment of Award.    Except as otherwise provided in Section 5(d) and 7(f) with respect to repricings, Sections 6(d), 8(b) and 9(c) with respect to the vesting of Restricted Stock Awards and other Stock-Based Awards, Section 11(i) with respect to Performance Awards or Section 12(d) with respect to actions requiring shareholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant's consent to such action shall be required unless (1) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant's rights under the Plan or (2) the change is permitted under Section 10 hereof.

        (g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (1) all conditions of the Award have been met or removed to the satisfaction of the Company, (2) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (3) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h)    Acceleration.    Except as otherwise provided in Sections 6(c), 6(d), 8(b) and 9(c), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

        (i)    Performance Awards.

          (1)    Grants.    Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 11(i) ("Performance Awards"), subject to the limits in Section 4(b) on shares covered by such grants.

          (2)    Committee.    Grants of Performance Awards to any Covered Employee (as defined in this subsection) intended to qualify as "performance-based compensation" under Section 162(m) ("Performance-Based Compensation") shall only be made by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as "performance-based compensation" under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. "Covered Employee" shall mean any person who is, or whom the Committee, in its discretion, determines may be, a covered employee under Section 162(m)(3) of the Code.

          (3)    Performance Measures.    For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: earnings (which may include earnings before interest and taxes, earnings before taxes, earnings before or after discontinued operations, and net earnings, and may be determined in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") or adjusted to exclude any or all non-GAAP items); earnings per share (on a GAAP or non-GAAP basis); operating profit before or after discontinued operations and/or taxes; operating expenses or operating expenses as a percentage of revenue; revenues (on an absolute basis or adjusted for currency effects); revenue growth; earnings growth; cash flow or cash position; gross margins; stock price; return on equity or average stockholders' equity; total stockholder return; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; return on capital; return on assets or net assets; return on investment; market share; improvement of financial ratings; achievement of balance sheet or income statement objectives or total shareholder return (all of the foregoing measures may be absolute in their terms or measured against or in relationship to other companies or benchmarks); contract awards or backlog; overhead or other expense reduction; credit rating; customer indicators; new product invention or innovation; attainment of research and development milestones; improvements in productivity; attainment of objective operating goals and employee metrics. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

          (4)    Adjustments.    Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the

  Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

          (5)    Other.    The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

12.    Miscellaneous

        (a)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

        (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date the Plan is approved by the Company's stockholders (the "Effective Date"). No Awards shall be granted under the Plan after the expiration of ten years from the Effective Date, but Awards previously granted may extend beyond that date.

        (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (1) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (2) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market ("NASDAQ") may be made effective unless and until such amendment shall have been approved by the Company's stockholders; and (3) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of NASDAQ "material amendments" to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company's stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

        (e)    Provisions for Foreign Participants.    The Board may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters. The Board shall establish sub plans by adopting supplements to the Plan containing (1) such limitations on the

Board's discretion under the Plan as the Board deems necessary or desirable or (2) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

        (f)    Compliance with Code Section 409A.    No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

        (g)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

VOTE IN PERSON

If you attend Avid Technology, Inc.'s 2008 Annual Meeting of Stockholders, you may vote in person. You will need to request a ballot at the annual meeting to vote your shares.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid, pre-addressed envelope provided or return it to Avid Technology, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE OVER THE INTERNET - www.proxyvote.com

You may vote by proxy over the Internet by visiting www.proxyvote.com anytime prior to 11:59 p.m. EDT on May 20, 2008. Please have this Proxy Card in hand when you visit the website and follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to receive or access future shareholder communications electronically by email or over the Internet, please follow the instructions above to vote by proxy over the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in the future.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK					AVDTC1	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.						DETACH AND RETURN THIS PORTION ONLY

AVID TECHNOLOGY, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH OF THE DIRECTOR NOMINEES		☐	☐	☐
AND FOR PROPOSALS 2, 3 AND 4.

Vote on Directors

1.	To elect the two nominees listed below as Class III Directors to serve for three-year terms.
Nominees:
01) Elizabeth M. Daley
02) Youngme E. Moon

Vote on Proposals						For	Against	Abstain

	2.				To approve an amendment to the Company's Second Amended and Restated 1996 Employee Stock Purchase Plan.	☐	☐	☐

	3.				To approve the Company's Amended and Restated 2005 Stock Incentive Plan.	☐	☐	☐

	4.				To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year.	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, the shares represented by this proxy will be voted FOR both of the director nominees and FOR proposals 2, 3 and 4. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back of this card where indicated.					☐

Please indicate if you plan to attend this meeting.			☐	☐

			Yes	No

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for Avid Technology, Inc.'s 2008 Annual Meeting of Stockholders: The Notice, Proxy Statement and 2007 Annual Report to Stockholders are available at www.proxyvote.com.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2008 ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2008

The undersigned hereby appoints Gary G. Greenfield, Kenneth A. Sexton, Joel E. Legon and Paige Parisi, and each of them individually, with full power of substitution, as proxies to represent and vote all shares of stock that the undersigned would be entitled to vote, if personally present, at the 2008 Annual Meeting of Stockholders of Avid Technology, Inc. to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, at 10:00 a.m., local time, and at any adjournments or postponements of the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR BOTH OF THE DIRECTOR NOMINEES AND FOR EACH PROPOSAL LISTED ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any address changes or comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE